     As filed with the Securities and Exchange Commission on June 30, 2003

                                           Registration Nos. 33-53151, 811-7167
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]


                          Pre-Effective Amendment No.                       [_]
                        Post-Effective Amendment No. 15                     [X]

                                    and/or
                       REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940                      [_]


                               Amendment No. 17                             [X]

                       (Check appropriate box or boxes)

                                 -------------

                      PRUDENTIAL EUROPE GROWTH FUND, INC.
              (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                           NEWARK, NEW JERSEY 07102
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (973) 802-6469

                               Jonathan D. Shain
                             Gateway Center Three
                              100 Mulberry Street
                           Newark, New Jersey 07102
                    (Name and Address of Agent for Service)

             It is proposed that this filing will become effective
                           (check appropriate box):

          [X] immediately upon filing pursuant to paragraph (b)
          [_] on (date) pursuant to paragraph (b)
          [_] 60 days after filing pursuant to paragraph (a)
          [_] on (date) pursuant to paragraph (a)
          [_] 75 days after filing pursuant to paragraph (a)(ii)
          [_] on (date) pursuant to paragraph (a)(ii) of Rule 485.

              If appropriate, check the following box:
          [_] This post-effective amendment designates a new effective date for a previously filled post-effective amendment

================================================================================

 PROSPECTUS

 JUNE 30, 2003




    PRUDENTIAL
    EUROPE GROWTH FUND, INC.



 FUND TYPE
 Global/International Stock

 OBJECTIVE
 Long term growth of capital

 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


          Prudential Financial is a service mark of
          The Prudential Insurance Company of
          America, Newark, NJ, and its affiliates.           [LOGO] -

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Table of Contents
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1   Risk/Return Summary
1   Investment Objective and Principal Strategies
2   Principal Risks
4   Evaluating Performance
6   Fees and Expenses

8   How the Fund Invests
8   Investment Objective and Policies
9   Other Investments and Strategies
11  Derivative Strategies
12  Additional Strategies
13  Investment Risks

16  How the Fund Is Managed
16  Board of Directors
16  Manager
17  Investment Adviser
17  Portfolio Managers
17  Distributor

19  Fund Distributions and Tax Issues
19  Distributions
20  Tax Issues
21  If You Sell or Exchange Your Shares

23  How to Buy, Sell and Exchange Shares of the Fund
23  How to Buy Shares
33  How to Sell Your Shares
37  How to Exchange Your Shares
39  Telephone Redemptions and Exchanges
39  Expedited Redemption Privilege

41  Financial Highlights
42  Class A Shares
43  Class B Shares
44  Class C Shares
45  Class Z Shares

46  The Prudential Mutual Fund Family

    For More Information (Back Cover)



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  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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This section highlights key information about the PRUDENTIAL EUROPE GROWTH FUND, INC., which we refer to as the "Fund". Additional information follows this summary.

   The Board of Directors of the Fund has recently approved a proposal to exchange the assets and liabilities of the Fund for shares of Prudential Global Growth Fund, a series of Prudential World Fund, Inc. Class A, Class B, Class C and Class Z shares of the Fund would be exchanged at net asset value for the respective Class A, Class B, Class C and Class Z shares of equivalent value of Prudential Global Growth Fund.


   The transfer is subject to approval by the shareholders of the Fund. A shareholders' meeting is scheduled to occur in September 2003. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Fund's shareholders in July 2003.


   Under the terms of the proposal, shareholders of the Fund would become shareholders of Prudential Global Growth Fund. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of counsel that the transaction will not result in gain or loss to shareholders of the Fund for federal income tax purposes.


   THE FUND WILL NO LONGER ACCEPT ORDERS TO PURCHASE OR EXCHANGE INTO ITS SHARES OF ANY CLASS, EXCEPT FOR PURCHASES BY CERTAIN AUTOMATIC INVESTMENT, RETIREMENT AND SAVINGS PLANS (EXCLUDING IRA ACCOUNTS) OR INVESTORS WHO HAVE EXECUTED A LETTER OF INTENT PRIOR TO JUNE 2, 2003. Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential mutual funds and the current redemption rights will remain in effect until the transaction is consummated.


   The investment objective of Prudential Global Growth Fund is to seek long-term growth of capital by investing primarily in a portfolio of equity-related securities of medium-size and large U.S. and foreign (non-U.S. based) companies. Income is a secondary objective.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look for investments that we think will increase in value over a period of years. We normally invest at least 80% of the Fund's INVESTABLE ASSETS (net assets plus any borrowings made for investment purposes) in securities of companies doing business in or domiciled in Europe, including Austria,


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-------------------------         Belgium, Bulgaria, the Czech Republic,
WE'RE GROWTH INVESTORS            Denmark, Finland, France, Germany,
WE LOOK PRIMARILY FOR STOCK THAT  Greece, Hungary, Ireland, Italy,
WE BELIEVE IS UNDERVALUED AND/OR  Luxembourg, the Netherlands, Norway,
WILL GROW FASTER--AND EARN BETTER Poland, Portugal, Romania, Russia,
PROFITS--THAN OTHER COMPANIES.    Slovakia, Spain, Sweden, Switzerland,
WE ALSO LOOK FOR COMPANIES WITH   Turkey and the United Kingdom. The
STRONG COMPETITIVE ADVANTAGES,    principal type of security in which the
EFFECTIVE RESEARCH, PRODUCT       Fund invests is common stock. There is
DEVELOPMENT, STRONG MANAGEMENT    no limit on the percentage of the
OR FINANCIAL STRENGTH.            Fund's assets that may be invested in
-------------------------
any single country.
   In selecting securities for the Fund, we use a bottom-up approach based on a company's growth potential, and we focus the Fund's portfolio on those areas within Europe with the most attractive near-term prospects. Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.
   To achieve our objective of long-term growth of capital, we look for securities that are undervalued and/or show growth potential. While we make every effort to achieve our objective, we can't guarantee success.
   The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing 80% of the Fund's investable assets in securities of companies doing business in or domiciled in Europe.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, such as common stock, there is the risk that the value of a particular security could go down. Also, because the Fund invests primarily in a single region of the world, its investments are geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact Europe more or less than other global regions.
   In addition to an individual security losing value, the value of equity markets as a whole could go down. Investing in foreign securities presents


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2   PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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additional risks, since foreign political, economic and legal systems may be less stable than those in the U.S. and these risks and other factors may cause foreign stock markets to decline. The changing value of foreign currencies also affects the value of the assets we hold and our performance. In the case of investments in emerging market securities, these risks are heightened and may result in greater volatility in the value of your investment.
   There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would.
   Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a complete investment program. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



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EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that the Fund will achieve similar results in the future.


                                    [CHART]

Annual Returns/1/ (Class A shares)

 1995     1996     1997     1998     1999      2000       2001       2002
------   ------   ------   ------   ------   --------   --------   --------
17.31%   24.12%   15.04%   29.17%   27.26%   (19.22)%   (19.17)%   (21.44)%

BEST QUARTER:   27.95%  (4th quarter of 1999)
WORST QUARTER: (23.37)% (3rd quarter of 2002)

1These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return of the Fund's Class A shares from 1-1-03 to 3-31-03 was (11.76)%.


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4   PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-02)



 RETURN BEFORE TAXES                       1 YR  5 YRS       SINCE INCEPTION
 Class B shares                         -25.92% -4.26% 2.79% (since 7-13-94)
 Class C shares                         -23.60% -4.29% 2.69% (since 7-13-94)
 Class Z shares                         -21.28% -3.13% 2.33% (since 4-15-96)
 CLASS A SHARES
 RETURN BEFORE TAXES                    -25.37% -4.34% 3.01% (since 7-13-94)
 RETURN AFTER TAXES ON DISTRIBUTIONS/2/ -25.37% -5.37% 1.93% (since 7-13-94)
 RETURN AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES/2/            -15.58% -3.20% 2.57% (since 7-13-94)
 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
 MSCI Europe Index/3/                   -18.38% -2.26%          N/A
 Lipper European Region Funds
  Average/4/                            -17.41% -1.35%          N/A


1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3 The Morgan Stanley Capital International (MSCI) Europe Index. The MSCI Europe
  Index/SM/ is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of September 2002, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. MSCI Europe Index returns since the inception of each class as of December 31, 2002 are 6.53% for Class A, Class B and Class C and 3.78% for Class Z shares.


4 The Lipper European Region Funds Average is based on the average return of all mutual funds in the Lipper European Region Funds category and does not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. The Lipper Average returns since inception of each class as of December 31, 2002, are 5.19% for Class A, Class B and Class C shares, and 2.57% for Class Z shares.



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FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay, if you buy shares of each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund." The Fund will no longer accept orders to purchase or exchange into its shares of any class, except for purchases by certain automatic investment, retirement and savings plans (excluding IRA accounts) or investors who have executed a letter of intent prior to June 2, 2003.


 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)


                                     CLASS A CLASS B CLASS C CLASS Z
Maximum sales charge (load)
 imposed on purchases (as a
 percentage of offering price)            5%    None   1%/2/    None
Maximum deferred sales charge
 (load) imposed on sales (as a
 percentage of the lower of original
 purchase price or sale proceeds)      1%/3/   5%/4/   1%/5/    None
Maximum sales charge (load)
 imposed on reinvested dividends and
 other distributions                    None    None    None    None
Redemption fees                         None    None    None    None
Exchange fee                            None    None    None    None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                        CLASS A CLASS B CLASS C CLASS Z
Management fees                            .75%    .75%    .75%    .75%
+ Distribution and service (12b-1) fees .30%/6/   1.00%   1.00%    None
+ Other expenses                           .87%    .87%    .87%    .87%
= Total annual Fund operating expenses    1.92%   2.62%   2.62%   1.62%
- Waivers                               .05%/6/    None    None    None
= NET ANNUAL FUND OPERATING EXPENSES      1.87%   2.62%   2.62%   1.62%


1 Your broker may charge you a separate or additional fee for purchases and sales.




2Investors who purchase Class C shares through certain unaffiliated brokers may purchase Class C shares without paying the 1% initial sales charge.


3Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. This charge, however, is waived for all such Class A shareholders except for those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).


4The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.


5 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


6 For the fiscal year ending April 30, 2004, the Distributor of the Fund has contractually agreed to reduce its distribution and service fees (12b-1) for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.



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6   PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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EXAMPLE
This example is intended to help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into consideration any reduction in the Distributor's distribution and service (12b-1) fees for Class A shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


               1 YR  3 YRS  5 YRS 10 YRS
Class A shares $680 $1,068 $1,480 $2,627
Class B shares $765 $1,114 $1,490 $2,705
Class C shares $462 $  906 $1,476 $3,024
Class Z shares $165 $  511 $  881 $1,922


You would pay the following expenses on the same investment if you did not sell your shares:


               1 YR  3 YRS  5 YRS 10 YRS
Class A shares $680 $1,068 $1,480 $2,627
Class B shares $265 $  814 $1,390 $2,705
Class C shares $462 $  906 $1,476 $3,024
Class Z shares $165 $  511 $  881 $1,922


   This example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher.


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INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look to build an investment portfolio which, though possibly volatile in the short term, has the potential for significant capital appreciation over the longer term. While we make every effort to achieve our objective, we can't guarantee success.

                                    In pursuing our objective, we
-------------------------        normally invest primarily (at least 80%
OUR GROWTH STRATEGY              of the Fund's INVESTABLE ASSETS) in
WE LOOK FOR COMPANIES THAT       SECURITIES OF COMPANIES DOING
HAVE THE POTENTIAL TO PRODUCE    BUSINESS IN, OR DOMICILED IN, EUROPE.
STRONG GROWTH IN EARNINGS AND/   Companies doing business in Europe
OR SALES, AND WHOSE STOCK PRICES include companies that derive a
DO NOT REFLECT THIS FUTURE       significant portion of their revenues
GROWTH. THESE COMPANIES          from sales made in Europe or have
USUALLY HAVE A UNIQUE MARKET     principal executive offices or significant
NICHE, A STRONG NEW PRODUCT      properties located in Europe. European
PROFILE OR WHAT WE BELIEVE TO BE countries include, but are not limited to,
SUPERIOR MANAGEMENT. WE          Austria, Belgium, Bulgaria, the Czech
ANALYZE COMPANIES USING BOTH     Republic, Denmark, Finland, France,
FUNDAMENTAL AND QUANTITATIVE     Germany, Greece, Hungary, Ireland,
TECHNIQUES.                      Italy, Luxembourg, the Netherlands,
-------------------------        Norway, Poland, Portugal, Romania,

Russia, Slovakia, Spain, Sweden, Switzerland, Turkey and the United Kingdom. Companies doing business or domiciled in Europe include: companies organized under the laws of a European country, companies for which the principal securities trading market is in Europe, companies which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Europe and companies which have at least 50% of their assets situated in Europe.

   The principal type of security in which the Fund invests is common stock. In addition to common stock, securities include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock, and master limited partnerships. The Fund may also invest in American Depositary Receipts (ADRs). ADRs represent an equity investment in a foreign company or some other foreign issuer that are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities. The Fund may invest up to 20% of its total assets in securities of non-European companies and in fixed-income obligations.



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8   PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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   In selecting securities for the Fund, we use a bottom-up approach based on a company's growth potential, and we focus the Fund's portfolio on those areas within Europe with the most attractive near-term prospects. Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.

   For more information, see "How the Fund Invests--Investment Risks" and the Statement of Additional Information (SAI), "Description of the Fund, Its Investments and Risks." The SAI contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies discussed above, we may also use the following strategies to increase the Fund's returns or protect its assets if market conditions warrant.

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS

Under normal conditions, the Fund may invest up to 20% of total assets in MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS. Money market instruments and bonds are known as fixed-income securities because they generally pay a fixed rate of interest. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stock may, although their value does fluctuate inversely with respect to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue money market instruments and bonds to raise money. The Fund may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.


   The Fund will purchase only money market instruments that have received one of the two highest short-term debt ratings from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P),



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or another nationally recognized statistical rating organization (NRSRO). For bonds and other long-term fixed-income obligations and convertible securities, we may invest in "investment grade" obligations. An obligation is investment grade if it has received one of the top four long-term debt ratings from an NRSRO. Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. We may also invest in obligations that are not rated, but which the investment adviser believes are of comparable quality.
   After a security has been purchased by the Fund, it may be assigned a lower rating or cease to be rated. This does not mean that the Fund must sell the security, but the investment adviser will consider such an event in deciding whether the Fund should continue to hold the security in its portfolio.
   The Fund may also invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have different interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government. Treasury debt obligations are sometimes "stripped" into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are typically sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt securities. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.
   The Fund may also invest up to 25% of its net assets in foreign convertible debt obligations having a minimum rating of at least "B" by an NRSRO. These lower-rated obligations are referred to as high-yield or "junk" bonds, and their value is more likely to react to developments affecting market or credit risk than higher-rated debt obligations, which react primarily to movements in the general level of interest rates. In particular, junk bond investments may increase or decrease in value due to an issuer's financial condition.


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10  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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   For more information about bonds and bond ratings, see the SAI, "Appendix I--Description of Security Ratings."

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, pursuant to which a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve capital appreciation and our investment objective, but can help to preserve the Fund's assets when equity markets are unstable.

DERIVATIVE STRATEGIES
We may use a number of alternative investment strategies--including DERIVATIVES--to try to improve the Fund's returns. We may use hedging techniques to try to protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward exchange contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying asset, rate or index--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return taking into account the Fund's overall investment objective. The investment adviser will consider various factors (such as cost) in deciding whether or not to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Fund's actual portfolio holdings.


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OPTIONS

The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies that are traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options. A covered option is an option contract backed by the shares underlying the option.


FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS

The Fund may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The Fund may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.



   For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks" and "Risk Management and Return Enhancement Strategies."


ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.



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INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.



INVESTMENT TYPE
% of Fund's Total Assets
(unless otherwise noted)       RISKS                                 POTENTIAL REWARDS
EUROPEAN SECURITIES IN       . Geographically                      . Rewards associated with
GENERAL                        concentrated investments              foreign securities in
                               can result in more                    general and equity-related
At least 80% of investable     pronounced risks based                securities both as
assets; up to 100%             upon economic                         described below
                               conditions that impact
                               that region either more or
                               less than other global
                               regions
                             . Other risks associated
                               with foreign securities in
                               general and equity-related
                               securities both as
                               described below
---------------------------------------------------------------------------------------------------
FOREIGN SECURITIES IN        . Foreign markets,                    . Investors can participate
GENERAL                        economics and political               in the growth of foreign
                               systems, particularly those           markets through
At least 80% of investable     in developing countries,              investments in companies
assets; up to 100%             may not be as stable as in            operating in those
                               the U.S.,                             markets
                             . Currency risk--changing             . May profit from changing
                               values of foreign                     values of foreign
                               currencies can cause                  currencies
                               losses                              . Opportunities for
                             . May be less liquid than               diversification
                               U.S. stocks and bonds
                             . Differences in foreign
                               laws, accounting
                               standards, public
                               information, custody and
                               settlement practices result
                               in less reliable information
                               on foreign investments
                               and involve more risk
                             . Investments in emerging
                               markets securities are
                               subject to greater volatility
                               and price declines
---------------------------------------------------------------------------------------------------



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                                                                  13

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How the Fund Invests
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INVESTMENT TYPE (CONT'D)
% of Fund's Total Assets
(unless otherwise noted)      RISKS                                POTENTIAL REWARDS
COMMON STOCK AND            . Individual stocks could            . Historically, stocks have
OTHER EQUITY-RELATED          lose value                           outperformed other
SECURITIES                  . The equity markets could             investments over the long
                              go down, resulting in a              term
For U.S. companies, up to     decline in value of the            . Generally, economic
20% of investable assets,     Fund's investments                   growth leads to higher
usually less                . Companies that normally              corporate profits, which
                              pay dividends may not do             lead to an increase in
For foreign companies,        so if they don't have                stock prices, known as
usually at least 80% of       profits or adequate cash             capital appreciation
investable assets, up to      flow                               . May be a source of
100%                        . Changes in economic or               dividend income
                              political conditions, both
                              domestic and
                              international, may result
                              in a decline in the value
                              of the Fund's investments
------------------------------------------------------------------------------------------------
FIXED-INCOME                . The Fund's holdings,               . Bonds have generally
OBLIGATIONS                   share price, yield and               outperformed money
                              total return may fluctuate           market instruments over
Up to 20%                     in response to bond                  the long term with less
                              market movements                     risk than stocks
                            . Credit risk--the risk that         . Most bonds will rise in
                              the default of an issuer             value when interest rates
                              would leave the Fund with            fall
                              unpaid interest or                 . A source of regular
                              principal. The lower an              interest income
                              instrument's quality, the          . Investment grade
                              higher its potential                 obligations have a lower
                              volatility                           risk of default
                            . Market risk--the risk that         . Generally more secure
                              the market value of an               than stock since
                              investment may move up               companies must pay their
                              or down, sometimes                   debts before paying
                              rapidly or unpredictably.            dividends to stockholders
                              Market risk may affect an
                              industry, a sector or the
                              market as a whole
                            . Interest rate risk--the risk
                              that the value of most
                              bonds will fall when
                              interest rates rise; the
                              longer a bond's maturity
                              and the lower its credit
                              quality, the more its value
                              typically falls. It can lead
                              to price volatility
------------------------------------------------------------------------------------------------



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14  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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How the Fund Invests
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INVESTMENT TYPE (CONT'D)
% of Fund's Total Assets
(unless otherwise noted)      RISKS                                POTENTIAL REWARDS
DERIVATIVES                 . The value of derivatives           . The Fund could make
                              (such as futures and                 money and protect
Percentage varies             options) that are used to            against losses through
                              hedge a portfolio security           investments in derivatives
                              is generally determined              if the investment analysis
                              independently from that              proves correct
                              security and could result in       . Derivatives that involve
                              a loss to the Fund when              leverage could generate
                              the price movement of a              substantial gains at low
                              derivative used as a hedge           cost
                              does not correlate with a          . One way to manage the
                              change in the value of the           Fund's risk/return balance
                              portfolio security                   is by locking in the value
                            . Derivatives may not have             of an investment ahead of
                              the intended effects and             time
                              may result in losses or            . Hedges that correlate well
                              missed opportunities                 with an underlying
                            . The other party to a                 position can reduce or
                              derivatives contract could           eliminate investment
                              default                              income or capital gains at
                            . Derivatives can increase             low cost
                              share price volatility and
                              those that involve
                              leverage could magnify
                              losses
                            . Certain types of derivatives
                              involve costs to the Fund
                              that can reduce returns
-------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES         . May be difficult to value          . May offer a more
                              precisely                            attractive yield or
Up to 15% of net assets     . May be difficult to sell at          potential for growth than
                              the time or price desired            more widely traded
                                                                   securities
-------------------------------------------------------------------------------------------------
MONEY MARKET                . Limits potential for capital       . May preserve the Fund's
INSTRUMENTS                   appreciation and                     assets
                              achieving our investment
Up to 100% on a temporary     objective
basis                       . See credit risk and market
                              risk above (which are less
                              of a concern for money
                              market instruments)
-------------------------------------------------------------------------------------------------



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How the Fund is Managed
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BOARD OF DIRECTORS

The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102


   Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI is also responsible for supervising the Fund's investment adviser. For the fiscal year ended April 30, 2003, the Fund paid PI management fees of 0.75% of the Fund's average daily net assets. PI has responsibility for all investment advisory services and supervises the Fund's investment advisers.


   PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of March 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $83.5 billion.

   Subject to the supervision of the Board of Directors of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI also is responsible for monitoring the performance of the Fund's investment advisers.
   PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval. This authority is subject to certain conditions, including the requirement that the Board of Directors must approve any new or amended agreements with investment advisers. Shareholders of the Fund continue to have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements made pursuant to the Order.


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16  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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INVESTMENT ADVISER

   Gartmore Group--the brand name of Nationwide Mutual Insurance Company's (Nationwide Mutual) asset management business--represents a unified global marketing and investment platform featuring nine affiliated investment advisors collectively managing some $70.6 billion (as of March 31, 2003). Gartmore Group encompasses 170 portfolio managers, analysts and traders supported by approximately 1,000 professionals working in offices strategically located in the United States, the United Kingdom, Sweden, Italy, Spain, Germany and Japan.


   GARTMORE GLOBAL PARTNERS (GGP) provides international investment capabilities to the U.S. institutional market place and is the Fund's Investment Adviser. GGP is 100% owned by Gartmore Investment Management plc (Gartmore), whose advisory affiliates are members of Gartmore Group. GGP's address is 1200 River Road, Conshohocken, PA 19428.


PORTFOLIO MANAGERS

   STEPHEN JONES and GARY CLARKE have served as the Fund's co-portfolio managers since April 2001 and April 2003, respectively. Mr. Jones is the Head of European Equities at Gartmore and joined GGP as a senior investment manager in 1994. Mr. Clarke joined Gartmore in January 2003 from Rothschild Asset Management where he was Assistant Director, European Equities, managing both high performance Retail and Institutional mandates. Prior to this he worked at HSBC as a senior fund manager. He began his career at Prudential Portfolio Managers on the European desk. Mr. Clarke graduated from Warwick University with an MSc in Economics and also from Leeds University with a BA (Hons) in Economics and Geography and is a member of AIMR.


DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act). Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation


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How the Fund is Managed

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for its services for each class of shares, other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A, Class B, and Class C shares are subject to a 12b-1 fee of .30%, 1.00% and 1.00%, respectively.



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18  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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Fund Distributions and Tax Issues
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   Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund pays DIVIDENDS of income and distributes realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund may also be subject to state and local income taxes.


   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders--typically once a year. For example, if the Fund owns an ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as income whether or not they are reinvested in the Fund.


   The Fund also distributes any realized net CAPITAL GAINS to shareholders--typically once a year . Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held for more than one year.

   For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic


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Fund Distributions and Tax Issues
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reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you receive any distributions from your qualified or tax-deferred plan or account.
   Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund will also be affected by market changes, if any. The distribution you


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20  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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receive makes up for the decrease in share value. However, the timing of your purchase means that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS AND ACCOUNTS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long
------------------------------------     you owned your shares and
                                         when you bought them. If
              [GRAPHIC]                  you sell shares of the Fund
                                         for a loss, you may have a
                                         capital loss, which you may
                                         use to offset certain capital
------------------------------------     gains you have.
   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event". Therefore, if the shares you exchanged have increased or decreased in value since you purchased them, you have capital gain or loss respectively. The tax treatment of capital gains and losses is described above.


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Fund Distributions and Tax Issues
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   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099. However, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
   We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event". This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


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22  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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Exchange Shares of the Fund
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The Fund will no longer accept orders to purchase or exchange into its shares of any class, except for purchases by certain automatic investment, retirement and savings plans (excluding IRA accounts) or investors who have executed a letter of intent prior to June 2, 2003.


HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, investors that purchase less than $1 million of Class A shares pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge (waived when Class C shares are purchased through certain unaffiliated brokers) and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.



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Exchange Shares of the Fund
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   When choosing a share class, you should consider the following:
  .  The amount of your investment.
  . The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC.
  .  Whether you qualify for any reduction or waiver of sales charges.

  . The fact that if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances.


  . The fact that if you are purchasing Class C shares in an amount of $500,000 or more, you should consult with your financial adviser because another share class (such as Class A) may be more beneficial given your circumstances.

  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
  .  Whether you qualify to purchase Class Z shares.
     See "How to Sell Your Shares" for a description of the impact of CDSCs.


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24  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                     CLASS A          CLASS B         CLASS C           CLASS Z
Minimum purchase     $1,000           $1,000          $2,500            None
 amount/1/
Minimum amount for   $100             $100            $100              None
 subsequent
 purchases/1/
Maximum initial      5% of the public None            1% of the public  None
 sales charge        offering price                   offering price/2/
Contingent           1%/4/            If sold during: 1% on sales       None
 Deferred Sales                       Year 1    5%    made within
 Charge (CDSC/)3 /                    Year 2    4%    18 months of
                                      Year 3    3%    purchase/3/
                                      Year 4    2%
                                      Years 5/6 1%
                                      Year 7    0%
Annual distribution  .30 of 1%;       1%              1%                None
 (12b-1) and         (.25 of 1%
 service fees        currently)
 (shown as a
 percentage of
 average net
 assets/5 /

1The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder
 Services--Automatic Investment Plan."

21.01% of the net amount invested. Investors who purchase Class C shares through certain unaffiliated brokers may purchase Class C shares without paying the 1% initial sales charge.

3For more information about the CDSC and how it is calculated, see "How to Sell
 Your Shares--Contingent Deferred Sales Charge (CDSC)."

4Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


5These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. For the fiscal year ending April 30, 2004, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.


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Exchange Shares of the Fund
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Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

                      SALES CHARGE AS %  SALES CHARGE AS %      DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
Less than $25,000                 5.00%              5.26%       4.75%
$25,000 to $49,999                4.50%              4.71%       4.25%
$50,000 to $99,999                4.00%              4.17%       3.75%
$100,000 to $249,999              3.25%              3.36%       3.00%
$250,000 to $499,999              2.50%              2.56%       2.40%
$500,000 to $999,999              2.00%              2.04%       1.90%
$1 million and above*              None               None        None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC. This charge, however, is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


   To satisfy the purchase amounts above, you can:

  .  Invest with an eligible group of investors who are related to you;


  . Buy the Class A shares of two or more Prudential mutual funds at the same time;

  . Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the value of Prudential mutual fund shares you already own, (2) the value of money market shares you have acquired through the exchange privilege, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation); or
  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.


Note: effective July 7, 2003, the value of shares held in the Strategic Partners mutual funds will be included for purposes of determining Rights of Accumulation and Letters of Intent.


Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required


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minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.



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Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or its successors (PSI) or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:


  .  purchase your shares through an account at PSI,


  . purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation (Pruco), or

  .  purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents it considers to be appropriate.


Other. Investors who purchase Class C shares through certain unaffiliated brokers may purchase Class C shares without paying the 1% initial sales charge.


QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or


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  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares of the Fund can also be purchased by any of the following:
  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

  . Current and former directors/trustees of the Prudential mutual funds (including the Fund), and

  .  Prudential, with an investment of $10 million or more.

PAYMENT TO THIRD PARTIES
In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A


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shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.
-----------------------------        For example, if the value of the
MUTUAL FUND SHARES                   investments held by Fund XYZ
THE NAV OF MUTUAL FUND SHARES        (minus its liabilities) is $1,000 and
CHANGES EVERY DAY BECAUSE THE        there are 100 shares of Fund XYZ
VALUE OF A FUND'S PORTFOLIO CHANGES  owned by shareholders, the price
CONSTANTLY. FOR EXAMPLE, IF FUND     of one share of the Fund--or the
XYZ HOLDS ACME CORP. STOCK IN ITS    NAV--is $10 ($1,000 divided by
PORTFOLIO AND THE PRICE OF ACME      100).
STOCK GOES UP WHILE THE VALUE OF THE    The Fund's portfolio securities
FUND'S OTHER HOLDINGS REMAINS THE    are valued based upon market
SAME AND EXPENSES DON'T CHANGE,      quotations or, if not readily
THE NAV OF FUND XYZ WILL INCREASE.   available, at fair value as
-----------------------------        determined in good faith under
procedures established by the Fund's Board of Directors. The Fund also may


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use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. In the case of foreign securities, this use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's future contracts 15 minutes after the close of regular trading on the New York Stock Exchange
(NYSE). Except when we fair value securities or as noted below, in the case of foreign securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed. In these instances, the NAV you receive may differ from the published NAV price.


   We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for foreign securities are open, even though the value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.


   Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share


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classes). Your broker may charge you a separate or additional fee for purchases of shares.

   Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or notify your broker or notify PMFS in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of Fund shares for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your


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financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, sales of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.



Reports to Shareholders. Every year, we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.


HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check, by wire or by electronic deposit to your bank account) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.


   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after PMFS, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell



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is received after the close of regular trading on the NYSE. If your broker does not hold your shares contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

   Generally, we will pay you for the shares that you sell within seven days after PMFS, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid this delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

   If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and if you hold your shares directly with PMFS, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings institution or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you



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purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


  . Amounts representing shares you purchased with reinvested dividends and distributions,


  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and


  . Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).


   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.



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   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder dies or is disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
  . To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
  .  On certain sales effected through a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other


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shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify PMFS or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or PMFS for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. Effective July 7, 2003 you can also exchange your shares of the Fund for shares of the same class in certain of the Strategic Partners mutual funds. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after your initial purchase, excluding any time shares which



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were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


   There is no sales charge for exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding periods for CDSC liability.

   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."



FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or


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commonly controlled account. The decision will be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. Certain restrictions apply, please see the section titled "Restrictions on Sales" for additional information. You will receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


   PMFS will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
   The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. The Fund must receive requests for expedited redemption prior to 4:00 p.m. New York time, to receive a redemption amount based on the day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close



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of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


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40  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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Financial Highlights
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The financial highlights below are intended to help you evaluate the Fund's financial performance for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period. The information is for each share class for the periods indicated.


   A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available upon request, at no charge, as described on the back cover of this prospectus.



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CLASS A SHARES

The financial highlights for the five years ended April 30, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS A SHARES (FISCAL YEARS
ENDED 4-30)
PER SHARE OPERATING
PERFORMANCE/(a)/                   2003     2002     2001     2000    1999
NET ASSET VALUE, BEGINNING OF
 YEAR                            $12.87   $15.03   $21.63   $18.80  $19.91
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)        .09      .02    (.05)    (.04)     .03
Net realized and unrealized
 gain on investments and
 foreign currency transactions   (2.49)   (2.18)   (4.61)     3.83     .28
TOTAL FROM INVESTMENT
 OPERATIONS                      (2.40)   (2.16)   (4.66)     3.79     .31
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LESS DISTRIBUTIONS:
Distributions in excess of
 net investment income               --       --       --       --   (.24)
Distributions from net
 realized gains on
 investments and foreign
 currency transactions               --       --   (1.94)    (.96)  (1.18)
TOTAL DISTRIBUTIONS                  --       --   (1.94)    (.96)  (1.42)
NET ASSET VALUE, END OF YEAR     $10.47   $12.87   $15.03   $21.63  $18.80
TOTAL RETURN/(b)/              (18.65)% (14.37)% (21.66)%   20.27%   2.03%
RATIOS/SUPPLEMENTAL DATA           2003     2002     2001     2000    1999
NET ASSETS, END OF YEAR (000)   $53,019  $72,367  $68,664 $104,031 $78,074
Average net assets (000)        $56,891  $66,709  $85,358  $85,317 $67,286
RATIOS TO AVERAGE NET ASSETS:
Expenses, including
 distribution and service
 (12b-1) fees/(c)/                1.87%    1.63%    1.43%    1.37%   1.43%
Expenses, excluding
 distribution and service
 (12b-1) fees                     1.62%    1.38%    1.18%    1.12%   1.18%
Net investment income (loss)       .84%     .17%   (.27)%   (.18)%    .15%
FOR CLASS A, B, C AND Z
 SHARES:
Portfolio turnover rate            107%     212%      39%      79%     62%
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(a)Based on weighted average shares outstanding, by class.
(b)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(c)For the year ended April 30, 2003, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of Class A Shares.



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CLASS B SHARES

The financial highlights for the five years ended April 30, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS B SHARES (FISCAL YEARS ENDED 4-30)
PER SHARE OPERATING
PERFORMANCE/(a)/                          2003     2002     2001     2000     1999
NET ASSET VALUE, BEGINNING OF YEAR      $12.10   $14.23   $20.82   $18.26   $19.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .01    (.06)    (.17)    (.18)    (.11)
Net realized and unrealized gain on
 investments and foreign currency
 transactions                           (2.34)   (2.07)   (4.48)     3.70      .30
TOTAL FROM INVESTMENT OPERATIONS        (2.33)   (2.13)   (4.65)     3.52      .19
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LESS DISTRIBUTIONS:
Distributions in excess of net
 investment income                          --       --       --       --    (.10)
Distributions from net realized gains
 on investments and foreign currency
 transactions                               --       --   (1.94)    (.96)   (1.18)
TOTAL DISTRIBUTIONS                         --       --   (1.94)    (.96)   (1.28)
NET ASSET VALUE, END OF YEAR             $9.77   $12.10   $14.23   $20.82   $18.26
TOTAL RETURN/(b)/                     (19.26)% (14.97)% (22.50)%   19.38%    1.39%
RATIOS/SUPPLEMENTAL DATA                  2003     2002     2001     2000     1999
NET ASSETS, END OF YEAR (000)          $26,347  $49,985 $114,966 $198,260 $196,247
Average net assets (000)               $33,989  $74,536 $153,025 $193,811 $191,220
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                    2.62%    2.38%    2.18%    2.12%    2.18%
Expenses, excluding distribution and
 service (12b-1) fees                    1.62%    1.38%    1.18%    1.12%    1.18%
Net investment income (loss)               .08   (.49)%  (1.00)%   (.92)%   (.57)%
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(a)Based on weighted average shares outstanding, by class.
(b)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



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CLASS C SHARES

The financial highlights for the five years ended April 30, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS C SHARES (FISCAL YEARS ENDED 4-30)
PER SHARE OPERATING
PERFORMANCE/(a)/                               2003     2002     2001    2000    1999
NET ASSET VALUE, BEGINNING OF YEAR           $12.12   $14.25   $20.83  $18.25  $19.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .01    (.07)    (.18)   (.18)   (.11)
Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions                                (2.34)   (2.06)   (4.46)    3.72     .26
TOTAL FROM INVESTMENT OPERATIONS             (2.33)   (2.13)   (4.64)    3.54     .15
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LESS DISTRIBUTIONS:
Distributions in excess of net investment
 income                                          --       --       --      --   (.10)
Distributions from net realized gains on
 investments and foreign currency
 transactions                                    --       --   (1.94)   (.96)  (1.18)
TOTAL DISTRIBUTIONS                              --       --   (1.94)   (.96)  (1.28)
NET ASSET VALUE, END OF YEAR                  $9.79   $12.12   $14.25  $20.83  $18.25
TOTAL RETURN/(b)/                          (19.22)% (14.95)% (22.40)%  19.45%   1.18%
RATIOS/SUPPLEMENTAL DATA                       2003     2002     2001    2000    1999
NET ASSETS, END OF YEAR (000)                $4,677   $7,531  $10,996 $17,501 $15,073
Average net assets (000)                     $5,567   $8,573  $14,393 $15,974 $13,465
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees                     2.62%    2.38%    2.18%   2.12%   2.18%
Expenses, excluding distribution
 and service (12b-1) fees                     1.62%    1.38%    1.18%   1.12%   1.18%
Net investment income (loss)                   .10%   (.54)%  (1.02)%  (.93)%  (.61)%
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(a)Based on weighted average shares outstanding, by class.
(b)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


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44  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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Financial Highlights
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CLASS Z SHARES

The financial highlights for the five years ended April 30, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS Z SHARES (FISCAL YEARS ENDED 4-30)
PER SHARE OPERATING
PERFORMANCE/(a)/                               2003     2002     2001    2000    1999
NET ASSET VALUE, BEGINNING OF YEAR           $12.97   $15.10   $21.74  $18.83  $19.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .11      .06    (.01)     .01     .05
Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions                                (2.49)   (2.19)   (4.69)    3.86     .31
TOTAL FROM INVESTMENT OPERATIONS             (2.38)   (2.13)   (4.70)    3.87     .36
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LESS DISTRIBUTIONS:
Distributions in excess of net investment
 income                                          --       --       --      --   (.28)
Distributions from net realized gains on
 investments and foreign currency
 transactions                                    --       --   (1.94)   (.96)  (1.18)
TOTAL DISTRIBUTIONS                              --       --   (1.94)   (.96)  (1.46)
NET ASSET VALUE, END OF YEAR                 $10.59   $12.97   $15.10  $21.74  $18.83
TOTAL RETURN/(b)/                          (18.35)% (14.11)% (21.74)%  20.67%   2.35%
RATIOS/SUPPLEMENTAL DATA                       2003     2002     2001    2000    1999
NET ASSETS, END OF YEAR (000)                $4,906   $8,140  $10,668 $15,516 $10,972
Average net assets (000)                     $5,741   $8,486  $13,144 $12,455  $8,572
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                         1.62%    1.38%    1.18%   1.12%   1.18%
Expenses, excluding distribution and
 service (12b-1) fees                         1.62%    1.38%    1.18%   1.12%   1.18%
Net investment income (loss)                  1.05%     .46%   (.03)%    .08%    .25%
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(a)Based on weighted average shares outstanding, by class.

(b)Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



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The Prudential Mutual Fund Family
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Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
LARGE CAPITALIZATION STOCK FUNDS
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
SMALL-TO-MID-CAPITALIZATION STOCK FUNDS
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund
SECTOR STOCK FUNDS
Prudential Natural Resources
  Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund
GLOBAL/INTERNATIONAL STOCK FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

BALANCED/ALLOCATION FUND
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

BOND FUNDS
TAXABLE BOND FUNDS

Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.

Prudential Short-Term Bond Fund, Inc.


  Prudential Short-Term Corporate Bond Fund


  Dryden Ultra Short Bond Fund

Prudential Total Return Bond Fund, Inc.
MUNICIPAL BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.


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46  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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GLOBAL/INTERNATIONAL BOND FUND
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
MUNICIPAL MONEY MARKET FUNDS
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
TAX-FREE MONEY MARKET FUNDS
COMMAND Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.
OTHER MONEY MARKET FUNDS
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS MUTUAL FUNDS

--------------------------------------------------------------------------------
Strategic Partners Asset Allocation Funds
  Strategic Partners Conservative Growth Fund
  Strategic Partners Moderate Growth Fund
  Strategic Partners High Growth Fund
Strategic Partners Style Specific Funds
  Strategic Partners Large Capitalization Growth Fund
  Strategic Partners Large Capitalization Value Fund
  Strategic Partners Small Capitalization Growth Fund
  Strategic Partners Small Capitalization Value Fund
  Strategic Partners International Equity Fund
  Strategic Partners Total Return Bond Fund
Strategic Partners Opportunity Funds
  Strategic Partners Focused Growth Fund
  Strategic Partners New Era Growth Fund
  Strategic Partners Focused Value Fund
  Strategic Partners Mid-Cap Value Fund
Special Money Market Fund, Inc.*
  Money Market Series

 *This fund is not a direct purchase money fund and is only an exchangeable money fund.




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                                     Notes


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                                     Notes


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                                     Notes


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                                     Notes


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                                     Notes


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52  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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                                     Notes


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                                                                  53

      FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769

Visit Prudential's website at:
WWW.PRUDENTIAL.COM

Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus)
ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
SEMI-ANNUAL REPORT


                                      NASDAQ   CUSIP
                         Fund Symbols ------   -----
                         Class A      PRAEX  74431N103
                         Class B      PRBEX  74431N202
                         Class C      PEUCX  74431N301
                         Class Z      PIEUX  74431N400

MF160A
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

Investment Company Act File No. 811-7167

                      PRUDENTIAL EUROPE GROWTH FUND, INC.

                      Statement of Additional Information

                                 June 30, 2003



   Prudential Europe Growth Fund, Inc. (the "Fund") is an open-end, diversified management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities (common stock, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stocks which are convertible or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others) of companies doing business in or domiciled in Europe. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities. The Fund may also invest in equity-related securities of other companies and in non-convertible fixed-income obligations, engage in various derivatives transactions, including options on equity securities, financial indexes and foreign currencies, futures contracts on foreign currencies and foreign currency exchange contracts and may purchase and sell futures contracts on foreign currencies and groups of currencies and financial or stock indices to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


   Gartmore Global Partners (GGP), the subadviser to the Fund, maintains a group of professionals with knowledge of and experience in European markets. Representatives of this group pay on-site visits to many companies considered for the Fund, focus on key themes that could provide growth potential in Europe and evaluate investment opportunities for the Fund in the privatization of industries in Europe.

   The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.


   The Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Fund's Prospectus dated June 30, 2003 (the Prospectus), a copy of which may be obtained at no charge from the Fund upon request.



   The Fund's financial statements for the fiscal year ended April 30, 2003 are incorporated into this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-07167). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                               TABLE OF CONTENTS


                                                                 Page
                                                                 -----
         Fund History........................................... B-2
         Description of the Fund, Its Investments and Risks..... B-2
         Risk Management and Return Enhancement Strategies...... B-8
         Investment Restrictions................................ B-15
         Management of the Fund................................. B-17
         Control Persons and Principal Holders of Securities.... B-22
         Investment Advisory and Other Services................. B-22
         Brokerage Allocation and Other Practices............... B-28
         Capital Stock and Organization......................... B-29
         Purchase, Redemption and Pricing of Fund Shares........ B-30
         Shareholder Investment Account......................... B-40
         Net Asset Value........................................ B-45
         Taxes, Dividends and Distributions..................... B-46
         Performance Information................................ B-49
         Financial Statements................................... B-51
         Appendix I--Description of Security Ratings............ I-1
         Appendix II--General Investment Information............ II-1
         Appendix III--Historical Performance Data.............. III-1


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MF160B

                                 FUND HISTORY

   The Fund was organized under the laws of Maryland on March 16, 1994 as a corporation.


   The Board of Directors of the Fund has recently approved a proposal to exchange the assets and liabilities of the Fund for shares of Prudential Global Growth Fund, a series of Prudential World Fund, Inc. Class A, Class B, Class C and Class Z shares of the Fund would be exchanged at net asset value for the respective Class A, Class B, Class C and Class Z shares of equivalent value of Prudential Global Growth Fund.



   The transfer is subject to approval by the shareholders of the Fund. A shareholders' meeting is scheduled to occur in September 2003. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Fund's shareholders in July 2003.



   Under the terms of the proposal, shareholders of the Fund would become shareholders of Prudential Global Growth Fund. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of counsel that the transaction will not result in gain or loss to shareholders of the Fund for federal income tax purposes.



   The Fund will no longer accept orders to purchase or exchange into its shares of any class, except for purchases by certain automatic investment, retirement and savings plans (excluding IRA accounts) or investors who have executed a letter of intent prior to June 2, 2003. Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential mutual funds and the current redemption rights will remain in effect until the transaction is consummated.



   The investment objective of Prudential Global Growth Fund is to seek long-term growth of capital by investing primarily in a portfolio of equity-related securities of medium-size and large U.S. and foreign (non-U.S. based) companies. Income is a secondary objective.


              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

Classification

   The Fund is an open-end, diversified management investment company.

Investment Strategies and Risks


   The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity-related securities (common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and interest in master limited partnerships, among others) of companies doing business in or domiciled in Europe. Companies doing business or domiciled in Europe include (1) companies organized under the laws of a European country, (2) companies for which the principal securities trading market is in Europe, (3) companies which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Europe or (4) companies which have at least 50% of their assets situated in Europe. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus. European countries include, but are not limited to, Austria, Belgium, Bulgaria, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Romania, Russia, Slovakia, Spain, Sweden, Switzerland, Turkey and the United Kingdom.


Equity-Related Securities

   The Fund may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and also debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others.

   With respect to equity-related securities, the Fund may purchase America Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

   The Fund may purchase sponsored or unsponsored ADRs. In a sponsored program, the foreign issuer arranges for the bank or trust company to hold the underlying foreign securities and issue the dollar-denominated certificates. An unsponsored program is not initiated or "sponsored" by the foreign issuer. As such, there may be less information available about a foreign issuer for which an unsponsored program was initiated than a foreign issuer that participates in a sponsored program.

Convertible Securities

   A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. The Fund may invest up to 25% of its net assets in foreign convertible securities having a minimum rating of at least "B" by a nationally recognized statistical rating organization.

   In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase its market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Warrants

   The Fund may invest up to 5% of its net assets in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.

When-Issued and Delayed Delivery Securities

   From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's custodian will segregate cash, U.S. Government securities or other liquid unencumbered assets, marked to market daily, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. If the Fund chooses to dispose of the when-issued security prior to its receipt of and payment for, the security, it could, as with the disposition of any portfolio security, incur a gain or loss due to market fluctuations.

Short Sales Against-the-Box

   The Fund may make short sales of securities or maintain a short position, provided that (1) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box) and (2) that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily for the purpose of hedging for a limited period of time certain long positions maintained by the Fund. In certain limited circumstances, a short sale against-the-box may be entered into without triggering the recognition of gains of an appreciated financial position in the security being sold short, but the short position must be closed within 30 days of the close of the tax year of the Fund to avoid recognition of gain for federal income tax purposes.

U.S. Government Securities


   U.S. Treasury Securities. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.


   Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

   Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

   Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

   The Fund may invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages.

   The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

Securities of Foreign Issuers

   The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

   The economies of many of the countries in which the Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

   Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

   Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

Foreign Debt Securities

   The Fund is permitted to invest in foreign corporate and government debt securities. "Foreign government debt securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currency of another such country.

   A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. For purposes of the Fund's concentration policy, supranational entities are collectively considered to be a single industry. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government debt securities shall also include debt securities of Government Entities denominated in euros. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community. Foreign government securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities.

Emerging Markets Securities

   The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks which should be considered carefully by an investor in the Fund. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors, such as the Fund, particularly concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed.

   Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.

Borrowing

   The Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. Asset coverage of 300% must be maintained at all times. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." The Fund does not intend to borrow more than 5% of its total assets for investment purposes.

Repurchase Agreements

   The Fund may enter into repurchase agreements, pursuant to which the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

   The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund receives the income earned or accrued in the joint account based on the percentage of its investment.

Lending of Securities

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

   A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

   Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Illiquid Securities

   The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable (either within or outside of the United States).

   Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

   Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

   Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by the NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (i.e. without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

   The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

Securities of Other Investment Companies

   The Fund may invest up to 10% of its total assets in securities of other investment companies, however, pursuant to an Commission exemptive order the Fund may invest up to 25% of its total assets in an affiliated mutual fund. Generally, the Fund does not intend to invest in such securities. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

               RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

Options on Securities

   The Fund may purchase and write (i.e., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund segregates cash, U.S. Government securities or other liquid unencumbered assets, marked-to-market daily, with a value equal to the exercise price, or else holds on a share-for-share basis a put on the same security as the put written if the exercise price of the put held is equal to or greater than the exercise price of the put written.

   If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

   The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by any appreciation of the underlying security if the Fund holds the underlying security in its portfolio.

   The Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

   Options on Securities Indexes. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

   The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

   Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on index would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

Risks of Transactions in Options

   An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect offsetting transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect an offsetting purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Reasons for the absence of a liquid secondary market on an options exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

Risks of Options on Indexes

   The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

   Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

   The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

Special Risks of Writing Calls on Indexes

   Because exercises of index options are settled in cash, a call writer, such as the Fund, cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indexes, Foreign Currencies and Futures Contracts on Foreign Currencies."

   Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio.

   Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

   When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio to generate cash to settle the exercise. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

   If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Risks of Options on Foreign Currencies

   Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries affect the values of options on foreign currencies. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Risks Related to Forward Foreign Currency Forward Contracts

   A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt of dividends or interest payments in a foreign currency with respect to a security it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund's custodian will segregate cash or other liquid, unencumbered assets, in an amount equal to the value of the Fund's total assets committed to the consummation of foreign currency forward contracts (less the value of any "covering" positions, if any). If the value of the securities segregated declines, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Fund's net commitment with respect to such contracts.

   The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Risks of Transactions in Futures Contracts

   The Fund may purchase and sell financial futures contracts which are traded on a commodities exchange or board of trade. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the underlying currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on securities indices, one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made.

The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

   Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close out a futures position. In the event the Fund could not close out a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

   Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the 1940 Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Fund's futures or options transactions constitute bona fide hedging transactions within the meaning of the regulations of the Commodity Futures Trading Commission (CFTC). The Fund will use currency futures and options on futures or commodity options contracts in a manner consistent with this requirement. The Fund may also enter into futures or related options contracts for return enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases.

   Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies or the securities market generally. For example, if the Fund had hedged against the possibility of an increase in currency rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities will not necessarily be at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

   The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Options on Futures Contracts

   An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The holder or writer of an option may close out its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected.

Limitations on Purchase and Sale of Stock Options and Options on Stock Indexes, Foreign Currencies and Futures Contracts on Foreign Currencies

   The Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indexes and foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's custodian an amount in cash, U.S. Government securities, or liquid assets equal to the aggregate exercise price of the puts. The Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contract, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options or bona fide hedging purposes within the meaning of regulations of the CFTC. The Fund does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

   Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, cash, liquid securities, or a portfolio of securities substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

   If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, or liquid securities equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral cash, U.S. government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirements described in this paragraph.

   The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

   Position Limits. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Segregated Assets

   The Fund segregates with its custodian, State Street Bank and Trust Company (State Street), cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

Temporary Defensive Strategy and Short-Term Investments

   When conditions dictate a defensive strategy (which during periods of market volatility could be for an extended period of time), the Fund may temporarily invest without limit in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and the obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government or foreign governments and their respective agencies or instrumentalities and repurchase agreements maturing in seven days or less. In addition to the risks typically associated with money market instruments, such as credit risk and market risk, money market instruments issued by foreign issuers may be subject to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

Portfolio Turnover


   As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rates for the Fund for the fiscal years ended April 30, 2003 and 2002 were 107% and 212%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Taxes, Dividends and Distributions."


                            INVESTMENT RESTRICTIONS

   The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

   The Fund may not:

   1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, Commission release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

   2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

   3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

   4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (a) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (b) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

   5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

   For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (a) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and
(b) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

   For purposes of Investment Restriction 5, the Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

   Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

   The Fund is also subject to the following non-fundamental restrictions, which may be changed by the Fund's Board of Directors without shareholder approval, in compliance with the 1940 Act Laws, Interpretations and Exemptions.

   The Fund may not:

   1. Make investments for the purpose of exercising control or management.

   2. Invest in securities of other investment companies, except that (a) subject to certain restrictions, the Fund may purchase other investment companies in the open market involving customary brokerage commissions and (b) pursuant to an SEC exemptive order, the Fund may invest up to 25% of its net assets in shares of an affiliated mutual fund, subject to the 1940 Act Laws, Interpretations and Exemptions.

                            MANAGEMENT OF THE FUND

   Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors". "Fund Complex" consists of the Fund and any other investment companies managed by PI.

                             Independent Directors


                                                                                        Number of
                                      Term of                                         Portfolios in
                          Position Office*** and                                      Fund Complex+
                          with the   Length of          Principal Occupations           Overseen
 Name, Address** and Age    Fund    Time Served         During Past Five Years         by Director
 -----------------------  -------- ------------- ------------------------------------ -------------
Delayne Dedrick Gold (64) Director  Since 1996   Marketing Consultant (1982-               129
                                                 present); formerly Senior Vice
                                                 President and Member of the Board
                                                 of Directors, Prudential Bache
                                                 Securities, Inc.

Robert E. La Blanc (69)   Director  Since 1996   President (since 1981) of Robert E.       108
                                                 La Blanc Associates, Inc.
                                                 (telecommunications); formerly
                                                 General Partner at Salomon
                                                 Brothers and Vice-Chairman of
                                                 Continental Telecom; Trustee of
                                                 Manhattan College.






Robin B. Smith (63)       Director  Since 1994   Chairman of the Board (since              100
                                                 January 2003) of Publishers
                                                 Clearing House (direct marketing),
                                                 formerly Chairman and Chief
                                                 Executive Officer (August 1996-
                                                 December 2002) of Publishers
                                                 Clearing House.

Stephen Stoneburn (59)    Director  Since 1996   President and Chief Executive             106
                                                 Officer (since June 1996) of
                                                 Quadrant Media Corp. (a publishing
                                                 company); formerly President (June
                                                 1995-June 1996) of Argus
                                                 Integrated Media, Inc.; Senior Vice
                                                 President and Managing Director
                                                 (January 1993-1995) of Cowles
                                                 Business Media and Senior Vice
                                                 President of Fairchild Publications,
                                                 Inc (1975-1989).

Clay T. Whitehead (64)    Director  Since 1999   President (since 1983) of National        125
                                                 Exchange Inc. (new business
                                                 development firm).






                               Other Directorships Held
 Name, Address** and Age         by the Director****
 -----------------------  -----------------------------------
Delayne Dedrick Gold (64)                 --





Robert E. La Blanc (69)   Director of Storage Technology
                          Corporation (technology) (since
                          1979), Chartered Semiconductor
                          Manufacturing, Ltd. (Singapore)
                          (since 1998), Titan Corporation
                          (electronics) (since 1995),
                          Computer Associates International,
                          Inc. (since 2002) (software
                          company); Director (since 1999) of
                          First Financial Fund, Inc. and
                          Director (since April 1999) of The
                          High Yield Plus Fund, Inc.

Robin B. Smith (63)       Director of BellSouth Corporation
                          (since 1992).






Stephen Stoneburn (59)                    --











Clay T. Whitehead (64)    Director (since 2000) of First
                          Financial Fund, Inc. and Director
                          (since 2000) of The High Yield Plus
                          Fund, Inc.

                             Interested Directors


                                                                                Number of
                             Term of                                          Portfolios in
  Name,       Position    Office*** and                                       Fund Complex+
Address**     with the      Length of          Principal Occupations            Overseen          Other Directorships Held
 and Age        Fund       Time Served         During Past Five Years          by Director          by the Director****
 -------   -------------- ------------- ------------------------------------- ------------- ------------------------------------
*Robert    Director and    Since 1996   Executive Vice President and Chief         188      Vice President and Director (since
 F. Gunia  Vice President               Administrative Officer (since June                  May 1989) and Treasurer (since
 (56)                                   1999) of PI; Executive Vice                         1999) of The Asia Pacific Fund, Inc.
                                        President and Treasurer (since
                                        January 1996) of PI; President
                                        (since April 1999) of Prudential
                                        Investment Management Services
                                        LLC (PIMS); Corporate Vice
                                        President (since September 1997) of
                                        The Prudential Insurance Company
                                        of America; Director, Executive Vice
                                        President and Chief Administrative
                                        Officer (since May 2003) of
                                        American Skandia Investment
                                        Services, Inc.; Director, Executive
                                        Vice President and Chief
                                        Administrative Officer (since May
                                        2003) of American Skandia Advisory
                                        Services, Inc.; Director and
                                        Executive Vice President (since May
                                        2003) of American Skandia Fund
                                        Services, Inc.; formerly Senior Vice
                                        President (March 1987-May 1999)
                                        of Prudential Securities Incorporated
                                        (PSI).

*Judy A.   Director        Since 2000   President, Chief Executive Officer,        129                       --
 Rice (55) and             Since 2003   Chief Operating Officer and Officer-
           President                    in-Charge (since 2003) of PI:
                                        Director, Officer-in-Charge,
                                        President, Chief Executive Officer
                                        and Chief Operating Officer (since
                                        May 2003) of American Skandia
                                        Advisory Services, Inc.; Director,
                                        Officer-in-Charge, President, Chief
                                        Executive Officer and Chief
                                        Operating Officer (since May 2003)
                                        of American Skandia Investment
                                        Services, Inc.; Director, Officer-in-
                                        Charge, President, Chief Executive
                                        Officer (since May 2003) of
                                        American Skandia Fund Services,
                                        Inc.; formerly various positions to
                                        Senior Vice President (1992-1999)
                                        of PSI; and various positions to
                                        Managing Director (1975-1992) of
                                        Salomon Smith Barney; Member of
                                        Board of Governors of the Money
                                        Management Institute.

   Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                   Officers


                                                 Term of
                                              Office*** and
Name, Address** and                             Length of                      Principal Occupations
        Age             Position with Fund     Time Served                     During Past Five Years
        ---          ------------------------ ------------- -------------------------------------------------------------
Marguerite E. H.     Chief Legal Officer       Since 2003   Vice President and Chief Legal Officer--Mutual Funds and
 Morrison (47)       and                                    Unit Investment Trusts (since August 2000) of Prudential;
                     Assistant Secretary       Since 2002   Senior Vice President and Secretary (since April 2003) of PI;
                                                            Senior Vice President and Secretary (since May 2003) of
                                                            American Skandia Investment Services, Inc.; Senior Vice
                                                            President and Secretary (since May 2003) of American
                                                            Skandia Advisory Services, Inc.; Senior Vice President and
                                                            Secretary (since May 2003) of American Skandia Fund
                                                            Services, Inc.; Vice President and Assistant Secretary of
                                                            PIMS (since October 2001), previously Senior Vice
                                                            President and Assistant Secretary (February 2001-April
                                                            2003) of PI, Vice President and Associate General Counsel
                                                            (December 1996-February 2001) of PI and Vice President
                                                            and Associate General Counsel (September 1987-September
                                                            1996) of PSI.

Grace C. Torres (44) Treasurer and Principal   Since 1995   Senior Vice President (since January 2000) of PI; Senior
                     Financial and Accounting               Vice President and Assistant Treasurer (since May 2003) of
                     Officer                                American Skandia Investment Services, Inc. and American
                                                            Skandia Advisory Services Inc.: formerly First Vice President
                                                            (December 1996-January 2000) of PI and First Vice
                                                            President (March 1993-1999) of PSI.

Jonathan D. Shain    Secretary                 Since 2001   Vice President and Corporate Counsel (since August 1998)
 (44)                                                       of Prudential; Vice President and Assistant Secretary (since
                                                            May 2003) of American Skandia Investment Services, Inc.;
                                                            Vice President and Assistant Secretary (since May 2003) of
                                                            American Skandia Fund Services, Inc.; formerly Attorney
                                                            with Fleet Bank, N.A. (January 1997-July 1998) and
                                                            Associate Counsel (August 1994-January 1997) of New York
                                                            Life Insurance Company.

Maryanne Ryan (38)   Anti-Money Laundering     Since 2002   Vice President, Prudential (since November 1998), First Vice
                     Compliance Officer                     President, PSI (March 1997-May 1998); Anti-Money
                                                            Laundering Officer of American Skandia Investment Services,
                                                            Inc., American Skandia Advisory Services, Inc. and American
                                                            Skandia Marketing, Inc.

----------

* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Gartmore Global Partners or GGP) or the Distributor (Prudential Investment Management Service LLC or PIMS).


** Unless otherwise noted, the address of the Directors and Officers is c/o:
   Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.


***There is no set term of office for Directors and Officers. The Independent
   Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as Director and/or Officer.



+ The Fund Complex consists of all investment companies managed by PI. Effective May 1, 2003, the Funds for which PI serves as manager include The Prudential Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.


****This column includes only directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

   The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy, in accordance with the laws of the State of Maryland and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter,

Distributor and Rule 12b-1 Plan", the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may contract for advisory and management services for the Fund or for any of its series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.


   Directors and Officers of the Fund are also directors, trustees and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

   Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

                           Standing Board Committees

   The Board of Directors has established two standing committees in connection with the governance of the Fund--Audit and Nominating.


   The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibility is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended April 30, 2003.



   The Nominating Committee consists of all of the Independent Directors. This committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee did not meet during the fiscal year ended April 30, 2003.



   In addition to the two standing committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive Committee: Robert E. La Blanc and Clay T. Whitehead. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.


   The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as result of the introduction of additional funds upon whose Boards the Directors may be asked to serve.

   Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily, which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon is a general obligation of the Fund.

   The Fund has no retirement or pension plan for its Directors.

   The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended April 30, 2003 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2002.


                              Compensation Table


                                                  Total 2002 Compensation
                                      Aggregate     From Fund and Fund
                                     Compensation     Complex Paid to
      Name and Position               From Fund    Independent Directors
      -----------------              ------------ -----------------------
      Delayne Dedrick Gold--Director      $          $186,250 (36/88)*
      Robert E. La Blanc--Director        $          $137,250 (20/77)*
      Robin B. Smith--Director**          $          $120,500 (26/69)*
      Stephen Stoneburn--Director         $          $120,250 (18/75)*
      Nancy H. Teeters--Director/1/       $          $123,000 (24/71)*
      Clay T. Whitehead--Director         $          $196,750 (32/94)*

----------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of this Director, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2002, the total amount of deferred compensation for the year amounted to $67,374 for Robin B. Smith.



/1/  Effective April 23, 2003, Ms. Teeters became a Director Emeritus.


   Directors and Officers who are interested do not receive compensation from the Fund or any fund in the Fund Complex and therefore are not shown in the Compensation table.


   The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2002.


                        Director Share Ownership Table

                             Independent Directors


                                               Aggregate Dollar Range of
                              Dollar Range of  Equity Securities in All
                                  Equity         Registered Investment
                             Securities in the   Companies Overseen By
        Name of Director           Fund        Director in Fund Complex
        ----------------     ----------------- -------------------------
        Delayne Dedrick Gold        --               Over $100,000
        Robert E. La Blanc    $10,001-$50,000        Over $100,000
        Robin B. Smith        $10,001-$50,000        Over $100,000
        Stephen Stoneburn     $10,001-$50,000        Over $100,000
        Nancy H. Teeters/1/         --               $1-$10,000
        Clay T. Whitehead           --               Over $100,000

----------

/1/  Effective April 23, 2003, Ms. Teeters became a Director Emeritus.


                             Interested Directors


                                                   Aggregate Dollar Range of
                                                   Equity Securities in All
                                                     Registered Investment
                            Dollar Range of Equity   Companies Overseen By
   Name of Director         Securities in the Fund Director in Fund Complex
   ----------------         ---------------------- -------------------------
   Robert F. Gunia                    --                 Over $100,000
   David R. Odenath, Jr./1/           --                 Over $100,000
   Judy A. Rice                       --                 Over $100,000

----------

/1/  Effective April 23, 2003, Mr. Odenath resigned as Director of the Fund.

   The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2002.



                            Name of
                          Owners and
                         Relationships         Title of  Value of  Percent
    Name of Director      to Director  Company  Class   Securities of Class
    ----------------     ------------- ------- -------- ---------- --------
    Delayne Dedrick Gold
    Robert E. La Blanc        --         --       --        --        --
    Robin B. Smith            --         --       --        --        --
    Stephen Stoneburn         --         --       --        --        --
    Nancy H. Teeters/1/       --         --       --        --        --
    Clay T. Whitehead         --         --       --        --        --

----------

/1/  Effective April 23, 2003, Ms. Teeters became a Director Emeritus.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


   As of June 13, 2003, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of Common Stock of the Fund.



   As of June 13, 2003, the beneficial owners, directly or indirectly, of more than 5% of any class of the outstanding Common Stock of the Fund were:



   Name                            Address            Class Shares/% of Class
   ----                            ------------------ ----- -----------------

   Prudential Retirement Services  30 Ed Preate Dr    Z      76,036/17.7%
   As Nominee For TTEE Cust 7271   Scranton, PA 18507
   Swiss American Securities

   Prudential Retirement Services  30 Ed Preate Dr    Z      74,419/17.3%
   As Nominee For TTEE Cust 6714   Scranton, PA 18507
   Mohawk Paper Mills Inc.

   Prudential Retirement Services  PO Box 9999        Z      58,625/13.6%
   As Nominee For TTEE Cust 300006 Scranton, PA 18507
   Nassau County



   As of June 13, 2003, PSI was the record holder for other beneficial owners of the following:



                     Class                Shares/% of Class
                     -----                -----------------
                     A                     2,693,255/55.1%
                     B                     1,185,134/46.7%
                     C                       267,979/57.2%
                     Z                       414,256/96.4%


                    INVESTMENT ADVISORY AND OTHER SERVICES

(a) Manager and Investment Adviser


   The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed-Manager" in the Prospectus. As of March 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $83.5 billion.

   PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent or PMFS), an affiliate of the Manager, serves as the transfer agent and dividend-disbursing agent for the Prudential mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

   Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

   PI will review the performance of any subadvisers and make recommendations to the Board of Directors with respect to the retention of the subadvisers, and the renewal of any subadvisory agreements. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

   For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of 0.75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly.

   In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

      (1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Directors;

      (2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

      (3) the costs and expenses payable to any Subadviser pursuant to any subadvisory agreement between the Manager and a Subadviser.


   Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses; (1) the fee payable to the Manager, (2) the fees and expenses of Independent Directors, (3) the fees and certain expenses of the Fund's Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of the Fund's legal counsel and independent auditors, (5) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade association of which the Fund is a member, (8) the cost of stock certificates representing shares of the Fund, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and the fees and expenses of registration and notice filings made in accordance with state securities laws, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing report, proxy statements and prospectuses to shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (13) distribution and service fees.


   The Management Agreement also provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

   The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.


   For the fiscal years ended April 30, 2003, 2002 and 2001, PI received management fees of $766,403, $1,187,279 and $1,994,400, respectively, from the Fund.


   PI has entered into a Subadvisory Agreement with Gartmore Global Partners (GGP or the Subadviser). The Subadvisory Agreement provides that GGP will furnish investment advisory services in connection with the management of the Fund. In connection therewith, GGP is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises GGP performance of such services. GGP is currently compensated by PI according to the following rate schedule:

    . 0.60% on the first $50 million of the average daily net assets of the Fund under GGP's management;

    . 0.50% on the next $50 million of the average daily net assets of the Fund under GGP's management;

    . 0.40% on the next $100 million of the average daily net assets of the Fund under GGP's management; and

    . 0.30% on over $200 million of the average daily net assets of the Fund under GGP's management.

   GGP's investment advisory fee is based on the aggregate average daily net assets of the Fund and Prumerica European Growth Fund, subject to a minimum fee of $250,000 per annum.

   The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or GGP upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the 1940 Act.

(b) Matters Considered by the Board


   The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors on May 29, 2003 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and the Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.



   With respect to the nature and quality of the services provided by the Manager and the Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past one, five and ten years. In reviewing the Manager's and Subadviser's agreements, the Board noted that, while the Fund's performance has lagged, shareholders will soon be asked to approve the Fund's transfer of its assets and liabilities to Prudential Global Growth Fund, a Series of Prudential World Fund, Inc. in exchange for shares of Prudential Global Growth Fund. It is expected that shareholders will vote on this proposal sometime in September 2003. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Subadviser. The Board reviewed the Manager's and the Subadviser's use of brokers or dealers in Fund transactions that provided research and other services to them, and the benefits derived by the Fund from such services. The Board also considered the Manager's and Subadviser's reputation and their stated intentions with respect to their respective investment management capabilities in the management of the Funds. The Board considered each of the Manager's and Subadviser's stated commitment to the maintenance of effective compliance programs for the Funds and their positive compliance history, as neither the Manager or Subadviser has been subject to any significant compliance problems.

   With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates, by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management or advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.

Principal Underwriter, Distributor and Rule 12b-1 Plans


   Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, acts as the distributor of the shares of the Fund. See "How the Fund is Managed--Distributor" in the Prospectus. PIMS is a subsidiary of Prudential.


   Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the "Distribution Agreement"), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

   Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

   The distribution and/or service fees may also be used by the Distributor to compensate dealers on a continuing basis in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


   Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending April 30, 2004, and voluntarily limited its distribution and service (12b-1) fees for the fiscal year ended April 30, 2003, to .25 of 1% of the average daily net assets of the Class A shares.



   For the fiscal year ended April 30, 2003, the Distributor received payments of approximately $142,200 under the Class A Plan and spent approximately $125,200 in distributing the Fund's shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended April 30, 2003, the Distributor received approximately $11,600 in initial sales charges in connection with the sale of Class A shares.



   Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to these shares at an annual rate of up to 1% of the average daily net assets of each applicable class of shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.


   Class B Plan. For the fiscal year ended April 30, 2003 the Distributor received approximately $339,900 from the Fund under the Class B Plan and spent approximately $139,700 in distributing the Class B shares. It is estimated that of the latter amount, approximately 5.2% ($7,200) was spent on printing and mailing of prospectuses to other than current shareholders; 26.9% ($37,500) was spent on compensation to Pruco Securities Corporation (Pruco), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Class B shares; and 67.9% ($95,000) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (57.8% or $80,900) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (10.1% or $14,100). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities Incorporated or its successors (PSI's) and Pruco's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



   The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended April 30, 2003, the Distributor received approximately $73,300 in contingent deferred sales charges attributable to Class B shares.



   Class C Plan. For the fiscal year ended April 30, 2003, the Distributor received approximately $55,700 under the Class C Plan and spent approximately $56,500 in distributing Class C shares. It is estimated that of the latter amount 2.0% ($1,100) was spent on printing and mailing of prospectuses to other than current shareholders; .6% ($300) was spent on compensation to Pruco, for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 97.4% ($55,100) was spent on the aggregate of
(1) payments of commissions and account servicing fees to financial advisers (90.4% or $51,100) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (7.0% or $4,000).



   For the fiscal year ended April 30, 2003, PIMS received approximately $3,500 in initial sales charges. The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended April 30, 2003, the Distributor received approximately $5,000 in contingent deferred sales charges attributable to Class C shares.


   Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

   The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Class A Plan, Class B Plan or Class C Plan if such Plan is terminated or not continued.

   Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A, Class B and Class C shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors will be committed to the Rule 12b-1 Directors.

   Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.


   In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including PSI) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.



   Fee Waivers/Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares for the fiscal year ending April 30, 2004. Fee waivers and subsidies will increase the Fund's total return.


   NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of all classes would be suspended.

Other Service Providers

   State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets of the Fund held outside the United States.

   Prudential Mutual Fund Services LLC (PMFS), 194 Wood Ave. South, Iselin, NJ 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually-established shareholder account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $0.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the Fund's independent auditors and in that capacity audits the Fund's annual financial statements.


Codes of Ethics


   The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment programs) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES

   Subject to policies established by the Fund's Board of Directors and the oversight and review of the Manager, the Subadviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of its brokerage business. In executing such transactions, the Subadviser will seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Subadviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed quarterly by the Board of Directors of the Fund.


   The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Subadviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expenses of the Subadviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Subadviser in providing services to clients other than the Fund, and not all such information, services and products are used by the Subadviser in connection with the Fund. Similarly, such information, services and products provided to the Subadviser by brokers and dealers through whom other clients of the Subadviser effect securities transactions may be useful to the Subadviser in providing services to the Fund. The Subadviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure information, services and products described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice.


   Although investment decisions for the Fund are made independently from those of the other accounts managed by the Subadviser, investments of the kind made by the Fund may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Subadviser, available investments are allocated in the discretion of the Subadviser by such means as, in its judgment, result in fair treatment. The Subadviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.


   In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with PSI in any transaction in which PSI acts as principal. Thus, it will not deal in over-the-counter securities with PSI acting as market maker, and it will not execute a negotiated trade with PSI if execution involves PSI acting as principal with respect to any part of the Fund's order.

   Portfolio securities may not be purchased from any underwriting or selling syndicate of which PSI (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.



   Subject to the above considerations, PSI may act as a securities broker or dealer for the Fund. In order for PSI to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by PSI must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow PSI to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, PSI may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and PSI. Section 11(a) provides that PSI must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by PSI for transactions effected by the Fund during the applicable period. Brokerage transactions with PSI are also subject to such fiduciary standards as may be imposed by applicable law.



   The table below shows certain information regarding the payment of commissions by the Fund, including the commissions paid to PSI and any affiliated brokers, for the three fiscal years ended April 30, 2003, 2002 and 2001.



                                                                                             Fiscal year ended April 30,
                                                                                            ----------------------------
                                                                                              2003      2002      2001
                                                                                            --------  --------  --------
Total brokerage commissions paid by the Fund............................................... $318,306  $598,438  $501,588
Total brokerage commissions paid to PSI.................................................... $      0  $  1,300  $      0
Percentage of total brokerage commissions paid to PSI......................................        0%     0.22%        0%
Percentage of total dollar amounts of transactions involving commissions that were effected
  through PSI..............................................................................        0%     0.15%        0%
Total brokerage commissions paid to affiliated brokers..................................... $      0        --        --
Percentage of total brokerage commissions paid to affiliated brokers....................... $      0        --        --
Percentage of total dollar amounts of transactions involving commissions that were effected
  through affiliated brokers............................................................... $      0        --        --



   The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents during their most recent fiscal year. As of April 30, 2003, the Fund held equity securities of the following:





                   Credit Suisse First Boston Corp $  847,756
                   Deutsche Bank Alex Brown....... $  741,083
                   UBS Warburg.................... $1,325,905
                   BNP Paribas SA................. $1,234,964


                        CAPITAL STOCK AND ORGANIZATION

   The Fund is authorized to issue 500 million shares of Class A Common Stock, 500 million shares of Class B Common Stock, 500 million shares of Class C Common Stock and 500 million shares of Class Z Common Stock of the Fund, $.001 par value per share. Currently, the Fund is offering all four classes. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series (the proceeds of which would be invested in separate, independently managed series with distinct investment objectives and policies and share purchase, redemption and net asset value procedures), with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto.

   The Articles of Incorporation further provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third person in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

   The Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

   The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


   The Fund will no longer accept orders to purchase or exchange into its shares of any class, except for purchases by certain automatic investment, retirement and savings plans (excluding IRA accounts) or investors who have executed a letter of intent prior to June 2, 2003.



   Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of the purchase (Class A shares and Class C shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares in certain circumstances). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.


   Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance; (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (3) each class has a different exchange privilege; (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors.

   Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, MA, Custody and Shareholder Services Division, Attention: Prudential Europe Growth Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

   If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:00 P.M., New York time), on a business day, you may purchase shares of the Fund on that day.

   In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Europe Growth Fund, Inc., Class A, Class B, Class C or Class Z shares, and your name and individual account number. You do not need to call PMFS to make subsequent purchase orders utilizing Federal Funds.

Issuance of Fund Shares for Securities

   Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

Specimen Price Make-up


   Under the current distribution arrangements between the Fund and the Distributor, the Distributor sells Class A shares at net asset value plus a maximum initial sales charge of 5%, sells Class C* shares with a 1% initial sales charge, and sells Class B* and Class Z shares at NAV. Using the NAV at April 30, 2003, the maximum offering price of the Fund's shares is as follows:



         Class A
         Net asset value........................................ $10.47
         Maximum sales charge (5% of offering price)............    .55
                                                                 ------
         Offering price to public............................... $11.02
                                                                 ======
         Class B
         Net asset value, offering price and redemption price
           per Class B share*................................... $ 9.77
                                                                 ======
         Class C
         Net asset value, offering price and redemption price
           per Class C share*................................... $ 9.79
         Initial sales charge (1% of offering price)............    .10
                                                                 ------
         Offering price to public............................... $ 9.89
                                                                 ======
         Class Z
         Net asset value, offering price and redemption price
           per Class Z share.................................... $10.59
                                                                 ======

          ----------

          *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge" in the Prospectus. Class A shares may also, in certain circumstances, be subject to a CDSC on certain redemptions.


Selecting a Purchase Alternative

   The following will assist you in determining which method of purchase best suits your individual circumstances, based on the Fund's current fees and expenses:

   If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

   If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

   If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--Class A Shares" below. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

   If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

   Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.


   Purchase of $1 million or more of Class A shares. In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


   Other Waivers. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

    .  officers of the Prudential mutual funds (including the Fund),


    . employees of the Distributor, PSI, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at PSI or the Transfer Agent,


    . employees of subadvisers of the Prudential mutual funds, provided that purchases at NAV are permitted by such person's employer,

    . Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

    .  members of the Board of Directors of Prudential,


    . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at PSI, Pruco or with the Transfer Agent,


    . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer,


    . investors who have a business relationship with a financial adviser who joined PSI from another investment firm, provided that (1) the purchase is made within 180 days if the commencement of the financial adviser's employment at PSI, or within one year in the case of pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,



    . investors in Individual Retirement Accounts (IRAs), provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,


    . orders placed by broker-dealers, investment advisors or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

    . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

   Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" (programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   For an investor to obtain any reduction or waiver of the initial sales charge at the time of the sale, either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction at the time of the sale that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

   Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

   An eligible group of related investors includes any combination of the following:

    .  an individual,

    .  the individual's spouse, their children and their parents,


    .  the individual's and spouse's IRA,


    . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

    . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

    . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

    . one or more employee benefit plans of a company controlled by an individual.

   In addition, an eligible group of related investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers. An employer controlling, controlled by or under common control with another employer is deemed related to that employer.

   The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

   Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor, your broker or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans. Effective July 7, 2003, the value of shares held in the Strategic Partners mutual funds will also be included in determining the applicable reduction.


   Letters of Intent. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written letter of intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (letter of intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a letter of intent.


   For purposes of the letter of intent, all shares of the Fund and shares of Prudential mutual funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. Effective July 7, 2003, the value of shares held in the Strategic Partners mutual funds will also be included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.


   A letter of intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed shares totaling 5% of the dollar amount of the letter of intent will be held by the Transfer Agent in the name of the investor. The effective date of a letter of intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the letter of intent goal.

   A letter of intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the letter of intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will redeem sufficient escrowed shares to obtain such difference. Investors electing to purchase shares of the Fund pursuant to a letter of intent should carefully read such letter.

   The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

Class B Shares and Class C Shares

   The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. Class C shares are sold with an initial sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charge."

   The Distributor will pay, from its own resources, sales commissions at the time of sale of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay at the time of the sale, from its own resources, dealers, financial advisers and other persons which distribute Class C shares, a sales commission of up to 2% of the purchase price.

Waiver of Initial Sales Charge--Class C Shares

   Benefit Plans. Certain group retirement plans may purchase Class C shares at NAV, without the initial sales charge. For more information, call Prudential at (800) 353-2847.

   Investments of Redemption Proceeds from Other Investment
Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at PSI ; (2) investors purchasing shares through a COMMAND Account or an Investor Account with Pruco; and (3) investors purchasing shares though other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide it with such supporting documents as it may deem appropriate.



   Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


Class Z Shares

   Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

   Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    . mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    . mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

    . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

    . current and former Directors/Trustees of the Prudential mutual funds (including the Fund)

    .  Prudential, with an investment of $10 million or more.

   In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Sale of Shares

   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described in "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m., New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

   If you hold shares of the Fund through PSI, you must redeem your shares through PSI. Please contact your PSI financial advisor.


   In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, the Distributor or to your dealer.

   Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

   Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has an account value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the NYSE closes. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

   Signature Guarantee.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the shareholder, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings institution or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


   Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and written request, except as indicted below. If you hold shares through PSI , payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on such exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


   Redemption in Kind. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Sale of Shares" above. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

   Involuntary Redemption. In order to reduce expenses of the Fund, the Fund may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other qualified or tax-deferred retirement plan or account, whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

   90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge


   Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge, however, is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.



   Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount received by you. The CDSC will be imposed on any redemption which will reduce the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

   The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                  Contingent Deferred Sales
                                                   Charge as a Percentage
                                                   of Dollars Invested or
    Year Since Purchase Payment Made                 Redemption Proceeds
    --------------------------------              -------------------------
    First........................................            5.0%
    Second.......................................            4.0%
    Third........................................            3.0%
    Fourth.......................................            2.0%
    Fifth........................................            1.0%
    Sixth........................................            1.0%
    Seventh......................................             None

   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


   For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

   For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


   Waiver of Contingent Deferred Sales Charge--Class A Shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except for those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

   The CDSC will also be waived in the case of total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

   (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

   (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2, death or disability, provided that the shares were purchased prior to death or disability, or a periodic distribution based on life expectancy;

   (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and

   (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

   The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than the one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge.

The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold of 12% is reached.

   In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

   You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

   In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

             Category of Waiver         Required Documentation

             Death A certified copy of the shareholder's death certificate or, in the case of a trust, a certified copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

             Disability--An individual  A copy of the Social
             will be considered         Security Administration
             disabled if he or she is   award letter or a letter
             unable to engage in any    from a physician on the
             substantial gainful        physician's letterhead
             activity by reason of any  stating that the
             medically determinable     shareholder is
             physical or mental         permanently disabled. In
             impairment which can be    the case of a trust, a
             expected to result in      copy of the trust
             death or to be of          agreement identifying the
             long-continued and         grantor will be required
             indefinite duration.       as well. The letter must
                                        also indicate the date of
                                        disability.

             Distribution from an IRA   A copy of the
               or 403(b) Custodial      distribution form from
               Account                  the custodial firm
                                        indicating (i) the date
                                        of birth of the
                                        shareholder and (ii) that
                                        the shareholder is over
                                        age 59 1/2 and is taking
                                        a normal
                                        distribution--signed by
                                        the shareholder.

             Distribution from          A letter signed by the
               Retirement Plan          plan
                                        administrator/trustee
                                        indicating the reason for
                                        the distribution.

             Excess Contributions       A letter from the
                                        shareholder (for an IRA)
                                        or the plan
                                        administrator/trustee on
                                        company letterhead
                                        indicating the amount of
                                        the excess and whether or
                                        not taxes have been paid.

   The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.



Waiver of Contingent Deferred Sales Charge--Class C Shares

   Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

   Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) eligible to convert to Class A shares (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible
Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62%, multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

   Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of where the shares are held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans:

Automatic Reinvestment of Dividends and/or Distributions

   For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege


   The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. Effective July 7, 2003, shareholders of the Fund may also exchange their shares for shares of the same class in certain of the Strategic Partners mutual funds. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.


   It is contemplated that the exchange privilege may be applicable to new mutual funds, the shares of which may be distributed by the Distributor.

   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


   If you hold shares through PSI, you must exchange your shares by contacting your PSI financial adviser.


   If you hold certificates, the certificates must be returned in order for the shares to be exchanged. See "Sale of Shares" above.

   You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

   In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

   Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

   The following money market funds participate in the Class A Exchange
Privilege: Prudential California Municipal Fund (California Money Market Series); Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market

Series); Prudential Municipal Series Fund (New York Money Market Series and New Jersey Money Market Series); Prudential MoneyMart Assets, Inc. (Class A shares); and Prudential Tax-Free Money Fund, Inc.


   Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


   Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

   At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.

   Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.


   Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class Z shares. Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange.



   Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.



   The PSI Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the PSI Cash Balance Pension Plan.


   Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in ten years.1


   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2


Period of Monthly investments:           $100,000 $150,000 $200,000 $250,000
------------------------------           -------- -------- -------- --------
25 years................................  $  105   $  158   $  210   $  263
20 years................................     170      255      340      424
15 years................................     289      433      578      722
10 years................................     547      820    1,093    1,366
5 years.................................   1,361    2,041    2,721    3,402


See "Automatic Investment Plan."
----------

1Source: The College Board Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed.

Automatic Investment Plan (AIP)


   Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account (including a PSI Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.


   Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan


   A systematic withdrawal plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. The systematic withdrawal plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


   In the case of shares held through the Transfer Agent the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

   The Transfer Agent, the Distributor or your broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

   Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A and Class C shares and (2) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

   Various tax deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

   Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts


   Individual Retirement Accounts. An IRA permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                           Tax-Deferred Compounding1

                        Contributions Personal
                         Made Over:   Savings    IRA
                         ----------   -------- --------
                          10 years    $ 26,283 $ 31,291
                          15 years      44,978   58,649
                          20 years      68,739   98,846
                          25 years      98,936  157,909
                          30 years     137,316  244,692

----------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

   From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event that such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

   The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

   The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually at 4:00 P.M., New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect NAV. The NYSE is closed on most national holidays and on Good Friday.

   Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value, considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

   Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors, as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

   Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class. The NAVs of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS


   The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if the Fund did realize long-term capital gains, permits net capital gains of the Fund (i.e. the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. For federal income tax purposes, the Fund had a capital loss carryforward as of April 30, 2003, of $21,367,161 which expires 2011.


   Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (2) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), and (3) distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year. These requirements may limit the Fund's ability to invest in other types of assets. The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.


   Gains or losses on sales of securities by the Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a purchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require the Fund to defer losses, recognize gain, or cause gain to be treated as ordinary income rather than as capital gain. In addition, debt securities acquired by the Fund may be subject to original issue discount rules which may, among other things, cause the Fund to accrue income in advance of the receipt of cash with respect to interest, and market discount rules which may, among other things, cause gains to be treated as ordinary income. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and its disposition dates are also treated as ordinary income or loss.


   Special rules apply to most options on stock indexes, certain futures contracts and options thereon, and foreign currency forward contracts in which the Fund may invest. These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year, i.e., treated as having been sold at their fair market value on the last day of the Fund's taxable year. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will generally be treated as long-term capital gain or loss, and the remainder will generally be treated as short-term capital gain or loss.

   Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes. Positions which are part of a "straddle" will be subject to certain wash sale, short sale, and constructive sale provisions of the Internal Revenue Code.


   A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the extent that income is distributed to its shareholders. If the Fund elects to treat any PFIC in which it invests as a "qualified electing fund," then, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing funds' annual ordinary earnings and net capital gain, even if they are not distributed to such Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat a PFIC as a qualifying fund cannot be made without the provision of certain information by the PFIC, the Fund may not be able to make such an election. If the Fund does not or cannot elect to treat such a PFIC as a "qualified electing fund," the Fund can make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC, i.e., treat the shares of the PFIC as sold on the last day of the Fund's taxable year, and thus avoid the special tax and interest charge. The gains the Fund recognizes from the mark-to-market election would be included as ordinary income in the net investment income the Fund must distribute to shareholders, notwithstanding that the Fund would receive no cash in respect of such gains. Any loss from the mark-to-market election will be recognized to the extent of previously reported mark-to-market gains. In addition, notwithstanding any election the U.S. shareholder makes with regard to the Fund's shares, dividends that the U.S. shareholder receives from the Fund will not be eligible for the special tax rates applicable to qualified dividend income (as discussed below) if the Fund is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.



   Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum tax rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and distributions of net short-term capital gains will be taxable to shareholders at rates applicable to ordinary income. Dividends of net investment income and net short-term capital gains will be taxable to a U.S. shareholder regardless of whether such shareholder receives such dividends in additional shares or in cash.


   Dividends received from the Fund will be eligible for the dividends-received deduction that is generally available to corporate shareholders only to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Since the Fund is not likely to have a substantial portion of its assets invested in stock of domestic corporations, the amount of the Fund's dividends eligible for the corporate dividends-received deduction will be likely minimal. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of the Fund's taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash and regardless of how long the shareholder has held the Fund's shares, and will not be eligible for the dividends-received deduction for corporations. Shareholders electing to receive dividends and capital gain distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Any gain or loss realized upon the sale or redemption of shares by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held for more than one year.


   Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder who is a nonresident alien individual, foreign corporation or foreign partnership (foreign shareholder) generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in the Fund.

   Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject since the amount of the Fund's assets to be invested in various countries is not known.

   If the Fund is liable for foreign taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to certain shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service to "pass-through" to certain Fund shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to:
(1) include in gross income as income from sources outside the United States (in addition to certain dividends paid by the Fund which represent income from sources outside the United States) their pro rata share of the foreign income taxes paid by the Fund; (2) treat their pro rata share of foreign income taxes as paid by them; and (3) certain shareholders may either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Fund from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

   The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

   The Fund may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal income tax treatment. Shareholders should consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                            PERFORMANCE INFORMATION

   Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Average annual total return is computed according to the following formula:

                                 P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000.
     T = average annual total return.
     n = number of years.
     ERV =ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods.

   Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.


   Below are the average annual total returns for the Fund's share classes for the periods ended April 30, 2003.



                                            Since
                           1 Year  5 Year Inception
                           ------- ------ ---------
                   Class A -22.72% -8.65%   3.01%   (7-13-94)
                   Class B -23.29% -8.57%   2.77%   (7-13-94)
                   Class C -20.83% -8.60%   2.67%   (7-13-94)
                   Class Z -18.35% -7.48%   2.38%   (4-15-96)


Average Annual Total Return (After Taxes on Distributions and After Taxes on Distributions and Redemption).

   Average annual total returns (after taxes on distributions and after taxes on distributions and redemption) take into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

   Average annual total return (after taxes on distributions) is computed according to the following formula:

                            P(1 + T)/n/ = ATV\\D\\

Where: P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions).
     n = number of years.
     ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.


   The average annual total return (after taxes on distributions) for each class for the 1 year, 5 year and since-inception periods ended April 30, 2003 are set forth in the following table:



Average Annual Total Return (After Taxes on Distributions) for Periods ended April 30, 2003



                                            Since
                           1 Year  5 Year Inception
                           ------- ------ ---------
                   Class A -22.72% -9.63%   1.97%   (7-13-94)
                   Class B -23.29% -9.54%   1.77%   (7-13-94)
                   Class C -20.83% -9.57%   1.67%   (7-13-94)
                   Class Z -18.35% -8.49%   1.07%   (4-15-96)

   Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                           P(1 + T)/n /= ATV\\DR \\

Where: P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions).
     n = number of years.
     ATV\\DR \\= ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof), after taxes on fund distributions and redemption.


   The average annual total return (after taxes on distributions and redemption) for each class for the 1 year, 5 year and since-inception periods ended April 30, 2003 are set forth in the following table:



                                            Since
                           1 Year  5 Year Inception
                           ------- ------ ---------
                   Class A -13.95% -6.47%   2.55%   (7-13-94)
                   Class B -14.30% -6.36%   2.42%   (7-13-94)
                   Class C -12.79% -6.39%   2.34%   (7-13-94)
                   Class Z -11.27% -5.62%   2.03%   (4-15-96)


   Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                  T = ERV - P
                                      -------
                                         P

Where: P = a hypothetical initial payment of $1000.
     T = aggregate total return.
     ERV =ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


   Below are the aggregate total returns for the Fund's share classes for the periods ended April 30, 2003.



                                            Since
                          1 Year  5 Years Inception
                          ------- ------- ---------
                  Class A -18.65% -33.03%  36.61%   (7-13-94)
                  Class B -19.26% -35.59%  27.18%   (7-13-94)
                  Class C -19.22% -35.57%  27.39%   (7-13-94)
                  Class Z -18.35% -32.21%  18.03%   (4-15-96)


   Advertising. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

   From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition advertising materials may reference studies or analyses performed by the manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

   From time to time, the performance of the Fund may be measured against various indexes. Set forth below is a chart which compares the performance of different types of investments over the long-term with the rate of inflation.1

                                    [CHART]

                        ----------------------------
                        PERFORMANCE
                        COMPARISON OF DIFFERENT
                        TYPES OF INVESTMENTS
                        OVER THE LONG TERM
                        (12/31/1926-12/31/2002)
                        ----------------------------
                        Common Stocks          10.2%
                        Long-Term Gov't. Bonds  5.5%
                        Inflation               3.1%












/1/ Source: Ibbotson Associates. Used with permission. All rights reserved.
    Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                             FINANCIAL STATEMENTS


   The Fund's financial statements for the fiscal year ended April 30, 2003, incorporated into this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-07167), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

                  APPENDIX I--DESCRIPTION OF SECURITY RATINGS



MOODY'S INVESTORS SERVICE, INC.


Debt Ratings

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than that of Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

   PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    .  Leading market positions in well-established industries.

    .  High rates of return on funds employed.

    . Conservative capitalization structure with moderate reliance on debt and ample protection.

    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    . Well-established access to a range of financial markets and assured sources of alternative liquidity.

   PRIME-2: Issuers rate Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liability is maintained.

   MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

STANDARD & POOR'S RATINGS SERVICES


Long-Term Issue Credit Ratings

   AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

   AA: An obligation rated AA differs from the highest-rated obligation only in small degrees. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

   A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligator's capacity to meet its financial commitment on the obligation is still strong.

   BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

   A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

   An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  -- Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  -- Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

   SP-1: Strong capacity to pay principal and interest. An issue determined to posses a very strong capacity to pay debt service is given a plus (+) designation.

   SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


FITCH RATINGS


International Long-Term Credit Ratings

   AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Short-Term Debt Ratings

   F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   Plus (+) or minus (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F-1.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

Asset Allocation

   Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

Power of Compounding

   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

   Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX III--HISTORICAL PERFORMANCE DATA

   The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

   This following chart shows the long-term performance of various asset classes and the rate of inflation.

               Each Investment Provides A Different Opportunity

                                    [CHART]



Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are due mainly to the reinvestment of interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

                                     III-1

   Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis for the years shown. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

   All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors

                                  [FLOW CHART]


Historical Total Returns of Different Bond Market Sectors


YEAR                      1991    1992    1993    1994     1995    1996
__________________________________________________________________________
U.S. Government
Treasury
Bonds/1/                 15.3%    7.2%   10.7%   (3.4)%   18.4%    2.7%
__________________________________________________________________________
U.S. Government
Mortgage
Securities/2/            15.7%    7.0%    6.8%   (1.6)%   16.8%    5.4%
__________________________________________________________________________
U.S. Investment Grade
Corporate Bonds/3/        18.5%    8.7%   12.2%   (3.9)%   22.3%    3.3%
__________________________________________________________________________
U.S. High Yield
Bonds/4/                 46.2%   15.8%   17.1%   (1.0)%   19.2%   11.4%
__________________________________________________________________________
World Government
Bonds/5/                 16.2%    4.8%   15.1%    6.0%    19.6%    4.1%
==========================================================================
Difference between
highest and lowest
returns percent          30.9%   11.0%   10.3%    9.9%     5.5%    8.7%


YEAR                      1997    1998    1999      2000     2001      2002
____________________________________________________________________________
U.S. Government
Treasury
Bonds/1/                  9.6%   10.0%   (2.56)%   13.52%    7.23%    11.50%
____________________________________________________________________________
U.S. Government
Mortgage
Securities/2/             9.5%    7.0%    1.86%    11.16%    8.22%     8.75%
____________________________________________________________________________
U.S. Investment Grade
Corporate Bonds/3/        10.2%    8.6%   (1.96)%    9.39%   10.40%   10.52%
____________________________________________________________________________
U.S. High Yield
Bonds/4/                 12.8%    1.6%    2.39%    (5.86)%   5.28%   (1.41)%
____________________________________________________________________________
World Government
Bonds/5/                 (4.3)%   5.3%   (5.07)%   (2.63)%  (3.54)%   21.99%
============================================================================
Difference between
highest and lowest
returns percent          17.1%    8.4%    7.46%    19.10%   13.94%    23.40%



----------
/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over
    750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.
/5/ Salomon Smith Barney Brothers World Government Index (Non U.S.) includes
    800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                     III-2

This chart illustrates the performance of major world stock markets for the periods shown. It does not represent the performance of any Prudential mutual fund.


 Average Annual Total Return of Major World Stock Markets (12/31/85-12/31/02)
                               (in U.S. dollars)


     [CHART]

Denmark           10.58%
Hong Kong         10.44%
USA               10.25%
Netherlands       10.00%
United Kingdom     9.48%
Switzerland        9.46%
Sweden             9.41%
Belgium            8.64%
Spain              8.55%
Europe             8.03%
France             7.56%
Australia          7.07%
Canada             6.86%
Norway             6.49%
Austria            4.00%
Germany            3.94%
Italy              2.39%
Japan             -1.21%


Source: Morgan Stanley Capital International (MSCI) and Lipper, Inc. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.
This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                    [CHART]

             Capital
           Appreciation       Capital
          and Reinvesting   Appreciation
            Dividends          only
           -----------      ----------
 1977        10000            10000
              9506.94          9380.65
             10316            10045.2
             11210.1          10782.3
             10657.8          10106.2
             11413.7          10682.4
             11724.9          10821.2
             12621.8          11495.3
             12639.7          11350
             12119.2          10734.9
             13753.9          12012.5
             15296.9          13192.3
             16748.1          14275.4
             16979            14300.7
             16588.8          13797
             14891.3          12216.5
             15923.5          12886.3
             14759.7          11772.8
             14677            11525.7
             16367.5          12662.4
  1982       19354.4          14788.6
             21292.8          16084.1
             23656.6          17677.2
             23625            17462.7
             23719.8          17342.8
             23151.6          16738.2
             22557            16107.3
             24743.6          17465.8
             25207.9          17585.7
             27522.9          18996.8
             29541.5          20173.5
             28331.9          19146.2
             33205.8          22216.6
             37889.3          25120.9
             40122.5          26376.4
             37323.6          24323.9
             39403.6          25464.8
             47817.2          30673
             50217.6          31966.3
             53530.3          33841.2
 1987        41472.5          25981.1
             43826.1          27222.9
             46738            28759.2
             46896.7          28592
             48341.3          29202.9
             51767.1          31006.3
             56328.2          33436.4
             62351.1          36714
             63632.4          37160.9
             61718.1          35745.5
             65591.6          37646.7
             56588.9          32181.9
             61654.2          34723.4
             70595.1          39455.3
             70426.5          39028.4
             74184.3          40784.4
             80397.1          43858
             78369.6          42449
             79857            42916.9
             82375.9          43932.7
 1992        86513.9          45816
             90289.5          47494.2
             90722.3          47374.3
             93058.7          48257.6
             95214.5          49048.4
             91610.1          46872.8
             91992.9          46716.1
             96481.5          48653
             96465.2          48292.3
            105847            52650.9
            115937            57281.8
            125144            61452.1
            132672            64766.6
            139792            67875.9
            146058            70518.4
            150574            72272.3
            163114            77890.6
            167496            79613
            196711            93074.7
            211444            99608.8
 1997       217514           102043
            247833           115852
            256062           119226
            230649           106941
            279721           129257
            293651           135265
            314312           144344
            294735           134880
            338555           154495
            346308           157579
            337110           152955
            333843           151053
            307740           138831
            271278           122012
            287144           128751
            245013           109457
            271193           120723
            271940           120651
            235528           104082
            194862            85729.8
 2002       211280            92515.2

Source: Lipper, Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                                     III-3

                  ------------------------------------------

                  World Stock Market Capitalization by Region

                          World Total: $12.7 Trillion


                                    [CHART]

                             U.S.            56.2%
                             Europe          29.7%
                             Pacific Basin   11.8%
                             Canada           2.3%

                    Source: Morgan Stanley Capital International. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1,600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

                                     III-4

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


           Long Term U.S. Treasury Bond Yield in Percent (1926-2002)


           [CHART]

1926      3.5439
          3.1650
          3.3994
          3.4048
          3.3041
          4.0725
          3.1515
          3.3560
          2.9259
          2.7634
1936      2.5541
          2.7336
          2.5237
          2.2589
          1.9434
          2.0360
          2.4572
          2.4788
          2.4601
          1.9926
1946      2.1235
          2.4319
          2.3692
          2.0910
          2.2412
          2.6875
          2.7876
          2.7356
          2.7190
          2.9471
1956      3.4545
          3.2330
          3.8170
          4.4710
          3.8031
          4.1520
          3.9541
          4.1694
          4.2266
          4.5002
1966      4.5549
          5.5599
          5.9776
          6.8670
          6.4761
          5.9662
          5.9937
          7.2562
          7.6026
          8.0467
1976      7.2087
          8.0293
          8.9772
         10.1151
         11.9872
         13.3390
         10.9510
         11.9663
         11.7010
          9.5579
1986      7.8891
          9.2043
          9.1850
          8.1634
          8.4436
          7.3013
          7.2573
          6.5444
          7.9924
          6.0280
1996      6.7253
          6.0228
          5.4235
          6.8208
          5.5805
          5.7509
2002      4.83538


------------------------------------------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond for the periods shown. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

                                     III-5

                                    PART C

                               OTHER INFORMATION

Item 23.

   Exhibits:


(a) (1) Articles of Incorporation. Incorporated by reference to the Registration Statement on Form N-1A (File No. 33-
    53151) filed via EDGAR on 4/15/94.

    (2) Certificate of Correction to Articles of Incorporation. Incorporated by reference to the Registration Statement on
    Form N-1A (File No. 33-53151) filed via EDGAR on 1/6/95.

    (3) Articles Supplementary. Incorporated by reference to the Registration Statement on Form N-1A (File No. 33-
    53151) filed via EDGAR on 3/7/96.

    (4) Articles Supplementary dated 9/21/98. Incorporated by reference to the Registration Statement on Form N-1A
    (File No. 33-53151) filed via EDGAR on 6/29/01.

(b) By-Laws, as Amended and Restated 11/18/99. Incorporated by reference to the Registration Statement on Form N-
    1A (File No. 33-53151) filed via EDGAR on 6/30/00.

(c) Instruments defining rights of shareholders. Incorporated by reference to the Registration Statement on Form N-1A
    (File No. 33-53151) filed via EDGAR on 4/15/94.

(d) (1) Management Agreement between the Registrant and Prudential Investments Fund Management LLC dated
    3/28/01. Incorporated by reference to the Registration Statement on Form N-1A (File No. 33-53151) filed via EDGAR on 6/29/01.

    (2) Subadvisory Agreement between Prudential Investments Fund Management LLC and Gartmore Global Partners
    dated 4/10/01. Incorporated by reference to the Registration Statement on Form N-1A (File No. 33-53151) filed via
    EDGAR on 4/30/01.

(e) (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.
    Incorporated by reference to the Registration Statement on Form N-1A (File No. 33-53151) filed via EDGAR on
    7/1/98.

    (2) Form of Dealer Agreement. Incorporated by reference to the Registration Statement on Form N-1A (File No. 33-
    53151) filed via EDGAR on 7/1/98.

(f) Not applicable.

(g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to the Registration Statement on Form N-1A (File No. 33-53151) filed via EDGAR on 6/30/00.

    (2) Amendment to Custodian Contract dated 2/22/99. Incorporated by reference to the Registration Statement on
    Form N-1A (File No. 33-53151) filed via EDGAR on 6/30/00.

    (3) Amendment to Custodian Contract dated 7/17/01. Incorporated by reference to the Registration Statement on
    Form N-1A (File No. 33-53151) filed via EDGAR on 6/26/02.

    (4) Amendment to Custodian Contract dated 1/17/02. Incorporated by reference to the Registration Statement on
    Form N-1A (File No. 33-53151) filed via EDGAR on 6/26/02.

(h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC.
    Incorporated by reference to the Registration Statement on Form N-1A (File No. 33-53151) filed via EDGAR on
    1/6/95.

    (2) Amendment to Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund
    Services LLC. Incorporated by reference to the Registration Statement on Form N-1A (File No. 33-53151) filed via
    EDGAR on 6/30/00.

    (3) Amendment to Transfer Agency and Service Agreement dated 9/4/02.*

(i) Opinion of Sullivan & Cromwell. Incorporated by reference to the Registration Statement on Form N-1A (File No.
    33-53151) on Form N-1A filed via EDGAR on 7/2/97.

(j) Consent of Independent Auditors.

(k) Not applicable.

(l) Not applicable.

(m) Amended Distribution and Service Plan for Class A, B and C Shares. Incorporated by reference to the Registration
    Statement on Form N-1A (File No. 33-53151) filed via EDGAR on 7/1/98.

(n) Amended and Restated Rule 18f-3 Plan dated 9/4/02.*

(p) (1) Code of Ethics of the Registrant dated 9/4/02.*

    (2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential
    Investments LLC and Prudential Investment Management Services LLC dated 9/4/02.*

    (3) Code of Ethics of Gartmore Global Partners dated 3/31/01. Incorporated by reference to the Registration
    Statement on Form N-1A (File No. 33-53151) filed via EDGAR on 6/26/02.

(q) Powers of Attorney dated 5/23/01. Incorporated by reference to the Registration Statement on Form N-1A (File No.
    33-53151) filed via EDGAR on 6/26/02.

----------
   *  Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

   None.

Item 25. Indemnification.

   As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

   The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence of reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

   Section 8 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 7 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Gartmore Global Partners (GGP), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

   The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

   Under Section 17(h) of the 1940 Act, it is the position of the staff of the Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his Office.

   The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 26. Business and other Connections of Investment Adviser

   (a) Prudential Investments LLC (PI)

   See "How the Fund Is Managed--Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

   The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

   The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.


Name and Address  Position with PI             Principal Occupations
----------------  ----------------             ---------------------
Robert F. Gunia   Executive Vice President and Executive Vice President, and Chief Administrative Officer, PI; Vice
                  Chief Administrative Officer   President, Prudential; President, PIMS; Executive Vice President,
                                                 Chief Administrative Officer and Director of American Skandia
                                                 Investment Services, Inc.; Executive Vice President and Director of
                                                 American Skandia Fund Services, Inc.; Executive Vice President,
                                                 Chief Administrative Officer and Director of America Skandia
                                                 Advisory Services, Inc.

William V. Healey Executive Vice President and Executive Vice President, and Chief Legal Officer, PI; Vice President
                  Chief Legal Officer            and Associate General Counsel, Prudential; Senior Vice President,
                                                 Chief Legal Officer and Secretary, PIMS; Executive Vice President
                                                 and Chief Legal Officer of American Skandia Investment Services,
                                                 Inc.; Executive Vice President and Chief Legal Officer of American
                                                 Skandia Fund Services, Inc.; Executive Vice President and Chief
                                                 Legal Officer of American Skandia Advisory Services, Inc.

Keithe L. Kinne   Executive Vice President     Executive Vice President, PI; Executive Vice President and Director of
                                                 American Skandia Investment Services, Inc. and Executive Vice
                                                 President and Director of American Skandia Advisory Services, Inc.

Name and Address  Position with PI                Principal Occupations
----------------  ----------------                ---------------------

Kevin B. Osborn   Executive Vice President        Executive Vice President, PI; Executive Vice President and Director of
                                                    American Skandia Investment Services, Inc. and Executive Vice
                                                    President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier Executive Vice President        Executive Vice President, PI

Judy A. Rice      Officer in Charge, President,   Officer-in-Charge, President, Chief Executive Officer and Chief
                  Chief Executive Officer and       Operating Officer; Officer-in-Charge, Director, President, Chief
                  Chief Operating Officer           Executive Officer and Chief Operating Officer of American Skandia
                                                    Investment Services Inc., Officer-In-Charge, Director, President and
                                                    Chief Executive Officer of American Skandia Fund Services, Inc.,
                                                    Officer-In-Charge, Director, President, Chief Executive Officer and
                                                    Chief Operating Officer of American Skandia Advisory Services, Inc.

Philip N. Russo   Executive Vice President, Chief Executive Vice President, Chief Financial Officer and Treasurer, PI,
                  Financial Officer and Treasurer   Director of Jennison Associates, LLC; Executive Vice President and
                                                    Director of American Skandia Investment Services, Inc. and
                                                    Executive Vice President and Director of American Skandia Advisory
                                                    Services, Inc.

Lynn M. Waldvogel Executive Vice President        Executive Vice President, PI; Chief Financial Officer and Director of
                                                    American Skandia Fund Services, Inc.; Executive Vice President,
                                                    Chief Financial Officer and Director of American Skandia Advisory
                                                    Services, Inc.




   (b) Gartmore Global Partners


   See "How the Fund Is Managed" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.


   Information as to Gartmore Global Partners' directors and executive officers is included in its Form ADV filed with the Commission (File No. 801-48811), as most recently amended, the text of which is incorporated herein by reference.

Item 27. Principal Underwriters

   (a) Prudential Investment Management Services LLC (PIMS)


   PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.


   PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

   (b) Information concerning the directors and officers of PIMS is set forth below.


                          Positions and Offices                                    Positions and Offices
Name/(1)/                 with Underwriter                                         with Registrant
---------                 ---------------------                                    ---------------------
Edward P. Baird.......... Executive Vice President                                 None
213 Washington Street
Newark, NJ 07102

C. Edward Chaplin........ Vice President and Treasurer                             None
751 Broad Street
Newark, NJ 07102

Kenneth J. Schindler..... Senior Vice President and Chief Compliance Officer       None

Robert F. Gunia.......... President                                                Vice President and Director

William V. Healey........ Senior Vice President, Secretary and Chief Legal Officer None

Michael J. McQuade....... Senior Vice President and Chief Financial Officer        None

David R. Odenath......... Executive Vice President                                 None

Stephen Pelletier........ Executive Vice President                                 None

Scott G. Sleyster........ Executive Vice President                                 None
71 Hanover Road
Florham Park, NJ 07932

Bernard B. Winograd...... Executive Vice President                                 None




   (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records

   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA, 02171; Gartmore Global Partners, 1200 River Road, Conshohocken, PA 19428; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Edison, New Jersey 08830. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9), (10) and
(11) and 31a-1(d) and (f) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and by Prudential Mutual Fund Services LLC.

Item 29. Management Services


   Other than as set forth under the captions "How the Fund Is
Managed--Manager" and "How the Fund Is Managed-- Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


Item 30. Undertakings

   Not applicable.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of June, 2003.


                        PRUDENTIAL EUROPE GROWTH FUND, INC.


                           *  Judy A. Rice

                        By: ____________________________________________________

                              Judy A. Rice, President


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


          Signature                     Title                                       Date
          ---------                     -----                                       ----

   * Delayne Dedrick Gold               Director
------------------------------
   Delayne Dedrick Gold

   * Robert F. Gunia
------------------------------          Director and Vice President
   Robert F. Gunia

   * Robert E. La Blanc
------------------------------          Director
   Robert E. La Blanc

   * Judy A. Rice
------------------------------          Director and President
   Judy A. Rice

   * Robin B. Smith
------------------------------          Director
   Robin B. Smith

   * Stephen Stoneburn
------------------------------          Director
   Stephen Stoneburn

   * Clay T. Whitehead
------------------------------          Director
   Clay T. Whitehead

   * Grace C. Torres                    Treasurer and Principal Financial
------------------------------            and Accounting Officer
   Grace C. Torres

   *By:  /s/ Jonathan D. Shain
------------------------------                                                  June 30, 2003
         Attorney-in-Fact

                      PRUDENTIAL EUROPE GROWTH FUND, INC.

                                 EXHIBIT INDEX


Exhibit
Number                                                  Description
------                                                  -----------

(h)(3)  Amendment to Transfer Agency and Service Agreement dated 9/4/02.*

(j)     Consent of Independent Auditors.

(n)     Amended and Restated Rule 18f-3 Plan dated 9/4/02.*

(p)(1)  Code of Ethics of the Registrant dated 9/4/02.*

   (2)  Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential
          Investments LLC and Prudential Investment Management Services LLC dated 9/4/02.*



----------
*  Filed herewith.